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     Galaxy Variable Annuity

     Galaxy VIP Funds

Annual Report
December 31, 2001




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

                           THE GALAXY FAMILY OF FUNDS
                                 Privacy Notice

      The Galaxy Family of Funds, comprised of The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II, recognizes and respects the privacy concerns of our customers(1). We provide this notice to you so that you will be aware of the kinds of information we collect and the circumstances under which that information may be disclosed to third parties.

      We collect nonpublic personal information about you from the following sources:

      (bullet) Information received from you on account applications or other forms;
      (bullet) Information about your transactions with us, our affiliates, or others;
      (bullet) Information received from you in written, telephonic or electronic communications with us, our affiliates or others;
      (bullet) Information received from a consumer reporting agency; and (bullet) Information received from public sources, such as telephone numbers.

      We may disclose all of the information described above that we collect.

      We may disclose nonpublic personal information about you to the following types of third parties affiliated with The Galaxy Family of Funds:

      (bullet) Financial service providers, such as retail banking, mortgage banking, credit card, brokerage and insurance companies.

      You may prohibit the sharing of nonpublic personal information about you with such affiliated third parties. Simply mail a written request with your name, address and account number(s) to the following address, The Galaxy Funds, P.O. Box 6520, Providence, RI 02940-6520, or call the following toll-free number, 1-877-289-4252. If you make such a request, it will apply to all of your accounts. If you have a joint account, a request by one party will apply to the entire account.

      Your request will not impact existing relationships you may have with Fleet National Bank and its affiliates, such as a Galaxy IRA, Galaxy Access account or Fleet One account.

      We may also disclose nonpublic personal information about you to nonaffiliated third parties if you request or authorize such disclosure, if such disclosure is permitted by law (such as sharing information with companies who maintain or service customer accounts), or if such disclosure is made pursuant to a joint agreement with another company or another financial institution that provides marketing services on our behalf.

      If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

      We restrict access to your personal and account information to those persons who need to know that information in order to provide services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

      In the event that you hold shares of The Galaxy Family of Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

--------------------------------------------------------------------------------
(1) For purposes of this notice, the terms "customer" or "customers" include individuals who provide nonpublic personal information to The Galaxy Family of Funds, but do not invest in shares of the Funds.

CHAIRMAN'S MESSAGE

Dear Variable Annuity Policyholder:

      Enclosed is the annual report for The Galaxy VIP Fund for the fiscal year ended December 31, 2001. The report includes a Market Overview that discusses the different economic and market factors that may have affected your investment returns during this time. Following the Market Overview are individual portfolio reviews that describe how Fleet Investment Advisors Inc. ("FIA") and Columbia Management Co. ("Columbia") managed each of the Funds' portfolios in this climate. Financial statements and a list of individual portfolio holdings for each Fund as of December 31, 2001 appear at the end of the report.
      During the 12-month reporting period, new political uncertainties following the terrorist attacks of September 11 added to earlier investor concerns about weakness in the economy. In this environment, the Federal Reserve Board (the "Fed") cut short-term interest rates sharply, and the yields for some fixed income securities fell to their lowest levels in several decades. Within two weeks of September 11, the Standard & Poor's(R) 500 Index (the "S&P(R) 500 Index") lost 13% of its value. By mid-October, however, the S&P(R) 500 Index had fully recouped that loss. Stocks have behaved in similar fashion during other times of political turmoil - such as the start of the Korean War, the assassination of President Kennedy, and the Arab oil embargo of the 1970s. When you add in market downturns resulting from economic concerns, the story remains much the same. For the 13 market corrections of 10% or more since the Great Depression, the average recovery period was just 10 months. In every case, stocks then moved to new highs.
      Given the economic and political uncertainties that remain, the prices of stocks and bonds may be even more volatile in months to come. However, as discussed in the Market Overview, FIA believes there are many economic stimuli in place or on the horizon that could lead to significantly stronger growth in 2002 or 2003. If history is a guide, the sustained advance in stock prices that could result from such growth may start before it is fully clear that a recovery is underway. Bond prices could stabilize, as the economic outlook becomes more certain. If you're investing to pursue longer-term goals, it may make sense to stick with a long-range portfolio strategy.
      Now, more than ever, portfolio diversification is essential - both by asset class and by sectors within those classes. Because it's difficult to identify the precise timing of a recovery, you may find it helpful to use the time-tested strategy of "dollar cost averaging" for your investments. Investing the same amount of money in a fund at regular intervals can help you buy more shares when prices are low and fewer shares when prices are high. This may significantly enhance your returns over time. Of course, the use of dollar cost averaging does not assure a profit or protect you against a loss in declining markets. Also, because such plans involve continuous investments - regardless of fluctuating share prices - you should consider your financial ability to make purchases through periods of both high and low prices.
      If you would like more information on any of the Galaxy Funds, or have questions about the information in this report, please contact the Galaxy Information Center toll-free at 1-877-289-4252 or visit us at www.galaxyfunds.com. You may also consult your financial advisor.

Sincerely,

/S/ DWIGHT E. VICKS JR.


Dwight E. Vicks, Jr.
Chairman of the Board of Trustees
The Galaxy VIP Fund

THIS REPORT RELATES TO THE SUB-ACCOUNTS OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT E. THE UNDERLYING MUTUAL FUND PORTFOLIOS IN WHICH THE SUB-ACCOUNTS INVEST INCLUDE THE FOLLOWING PORTFOLIOS OF THE GALAXY VIP FUND:
MONEY MARKET FUND, EQUITY FUND, GROWTH AND INCOME FUND, SMALL COMPANY GROWTH FUND, COLUMBIA REAL ESTATE EQUITY FUND II, ASSET ALLOCATION FUND, HIGH QUALITY BOND FUND AND COLUMBIA HIGH YIELD FUND II. THIS REPORT RELATES TO THE GALAXY
VIP FUND ONLY.

[BEGIN SIDEBAR]
MUTUAL FUNDS:

O ARE NOT BANK DEPOSITS
O ARE NOT FDIC INSURED
O ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK
O ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL
  AMOUNT INVESTED
[END SIDEBAR]

     MARKET OVERVIEW

[BEGIN SIDEBAR]
"A STRONG PERFORMANCE BY VALUE-ORIENTED STOCKS EARLY IN THE 12-MONTH REPORTING
  PERIOD HELPED THE SECTOR OUTPACE GROWTH-ORIENTED ISSUES FOR THE PERIOD AS A WHOLE."
[END SIDEBAR]

BY FLEET INVESTMENT ADVISORS INC.
      As economic conditions deteriorated in 2001, the prices for stocks and bonds became more volatile. Although corporate earnings weakened, stock investors were periodically cheered by lower interest rates and signs that the downturn would be brief. In this environment, stock performance varied widely by market sector. Stocks of small and mid-sized firms generally outperformed stocks of larger firms for the year. A strong performance by value-oriented stocks early in the 12-month reporting period helped the sector outpace growth-oriented issues for the period as a whole.
     Bond prices fluctuated as expectations for cuts in short-term interest rates that could stimulate the economy gave way to concerns that stronger growth might spur inflation. While a total cut of 475 basis points (4.75%) in the Fed Funds rate during 2001 left yields for short-term issues significantly lower at the end of the reporting period, yields for longer-term bonds ended the reporting period near where they began. Corporate bonds generally outperformed government issues.
      For the 12 months ended December 31, 2001, stocks of larger firms represented in the S&P(R) 500 Index earned a total return of -11.89%. During the same time, stocks of smaller firms represented in the Russell 2000 Index (the "Russell 2000") posted a total return of 2.49% and the Lehman Brothers Government/Credit Bond Index delivered a total return of 8.50%.

ECONOMY ENTERS A RECESSION
      At the start of the reporting period, in the first quarter of 2001, the Gross Domestic Product ("GDP"), which measures the output of U.S. goods and services, improved at an annualized rate of 1.30%. With economic growth and corporate earnings deteriorating faster than expected, the Fed fulfilled its earlier promise to attempt to stimulate growth through lower interest rates. As the Fed sliced short-term rates by 150 basis points in the first quarter, a sharp sell off in stocks of technology and large-cap growth firms led stock prices lower. Value-oriented stocks outperformed growth stocks at this time, and stocks of smaller firms outperformed stocks of larger companies.
      The yields for bonds and money market instruments also declined sharply during the first quarter. Although corporate bonds significantly outperformed government issues in January 2001, when the first rate cuts boosted hopes for the economy, corporates underperformed in February and March, on new signs of economic weakness.
      In the second quarter, as GDP growth declined to 0.30%, there were cuts in interest rates totaling another 125 basis points - as well as cuts in energy costs and federal income taxes. Stocks moved higher from April through the middle of May, led by technology stocks, then retreated as earnings proved disappointing. As stocks of smaller firms continued to outperform, investors began to favor growth-oriented issues on hopes that the pump was primed for an economic recovery. Although the Fed's rate cuts drove yields lower for fixed income issues with shorter maturities, concerns that recent economic weakness had not significantly reduced inflation increased the yields for longer-term bonds. With rising economic expectations, corporate issues continued to outperform.
      Further earnings disappointments pushed stock prices lower into early September, despite a rate cut of 25 basis points in August. After the terrorist attacks of September 11 closed the U.S. stock markets for four trading days, the Fed cut interest rates another 50 basis points to build investor confidence as the markets reopened. Even so, stock prices declined sharply in the days that followed. However, the market then rallied through the end of the year. Following a third-quarter GDP rate of -1.30%, the Fed cut interest rates another 125 basis points from October through December - renewing hope for an economic recovery in 2002. Growth stocks continued to outpace value stocks in the third and fourth quarters of 2001. With prices that were still attractive versus large-cap stocks, stocks of small- and mid-sized firms also outperformed.

[BEGIN SIDEBAR]
"IN A CLIMATE OF INCREASING ECONOMIC AND MARKET UNCERTAINTY, THE GALAXY VIP
  FUNDS BENEFITED FROM WELL-DIVERSIFIED PORTFOLIOS OF HIGH QUALITY SECURITIES WITH REASONABLE PRICES AND FROM TRADES THAT MADE THE MOST OF MARKET CHANGES."
[END SIDEBAR]

      As bond investors fled to the safety of Treasury issues in the weeks after September 11, the prices for Treasuries rose sharply and their yields fell. The yields for all but the shortest maturities rose from November through December. However, as concern about further terrorist attacks gave way to improved economic expectations, renewed concern about inflation, and a shrinking federal budget surplus, yields for 30-year Treasuries ended the year at 5.48% versus 5.43% when the year began. Although corporate bonds underperformed in September, they outperformed for the third and fourth quarters and for 2001 as a whole.

ADAPTING TO SLOWER GROWTH
      In a climate of increasing economic and market uncertainty, the Galaxy VIP Funds benefited from well-diversified portfolios of high quality securities with reasonable prices and from trades that made the most of market changes.
      Because we reduced our emphasis on technology stocks before the reporting period began, due to their previously extreme valuations, the substantial weakness that followed in the sector proved less damaging to the Funds' equity portfolios. The equity portfolios also benefited from the focus we gave for most of the reporting period to stocks with reduced economic sensitivity. As market weakness presented new investment opportunities, we made selective purchases in the technology sector, as well as in sectors with greater economic sensitivity.
      In the fixed income portfolios, we gave increased attention to short and intermediate maturities to make the most of a steepening yield curve as interest rates fell. As long-term yields became attractive versus short-term yields later in the year, we gave greater attention to longer maturities. By taking advantage of opportunities that arose in corporate bonds for the Galaxy VIP High Quality Bond Fund, we maximized the outperformance by that sector. In both the Galaxy VIP High Quality Bond Fund and the Galaxy VIP Columbia High Yield Fund II, we took advantage of new opportunities within individual industry sectors. With narrow spreads between the yields for short-term commercial paper and short-term government debt, we gave greater emphasis to issues of U.S. government agencies in the Galaxy VIP Money Market Fund.

LOOKING AHEAD
      As in past times of political turmoil, it appears that stock and bond investors have largely absorbed the shock of the events on September 11. Recent market activity also indicates that investors see better economic times ahead.
      Although further economic disappointments may keep stock prices volatile in months to come, there are many catalysts in place for both an economic recovery and a market rebound. In addition to the lower interest rates, taxes, and energy prices that are now in place, stocks could benefit from further cuts in interest rates.
      While valuations in some equity sectors remain high by historical standards, they are more attractive than 12 months ago. As we continue to look for new investment opportunities in future market fluctuations, we plan to place increasing emphasis on shares that can benefit from a recovery. Overall, however, we plan to avoid significant overweightings or underweightings in individual industry sectors - focusing instead on high quality shares with the best earnings potential and relative valuations.
      Although bond yields may decline further with additional rate cuts or economic weakness, yields are low by historic standards and should soon bottom. Once the economy shows solid signs of improvement, and it looks like yields are set to rise, we will likely give more attention to shorter maturities. Such a strategy should let us move more quickly into better-yielding issues as interest rates start to rise.
      Because corporate bonds should continue to outperform as economic conditions improve, we plan to look for further opportunities in that sector, especially in industry groups with heightened economic sensitivity. Because the prices for mortgage-backed securities have become quite attractive, we may also increase investments in that sector.

PERFORMANCE AT-A-GLANCE


GALAXY VIP FUNDS PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 2001                       1 YEAR    5 YEARS    LIFE OF FUND
-------------------------------------------------------------------------------
Money Market Fund
(INCEPTION DATE 2/2/93)                        3.65%     4.95%         4.68%
-------------------------------------------------------------------------------
Equity Fund
(INCEPTION DATE 1/11/93)                     -18.17     10.02         11.60
-------------------------------------------------------------------------------
Growth and Income Fund
(INCEPTION DATE 3/4/98)                       -3.95       N/A          3.22
-------------------------------------------------------------------------------
Small Company Growth Fund
(INCEPTION DATE 4/17/98)                      -0.17       N/A          8.60
-------------------------------------------------------------------------------
Columbia Real Estate Equity Fund II
(INCEPTION DATE 3/3/98)                        4.68       N/A          4.11
-------------------------------------------------------------------------------
Asset Allocation Fund
(INCEPTION DATE 2/6/93)                       -7.47      7.20          9.10
-------------------------------------------------------------------------------
High Quality Bond Fund
(INCEPTION DATE 1/21/93)                       7.47      6.97          6.45
-------------------------------------------------------------------------------
Columbia High Yield Fund II
(INCEPTION DATE 3/3/98)                        6.18       N/A          5.18
-------------------------------------------------------------------------------


GALAXY VIP FUNDS PRODUCT PERFORMANCE AT-A-GLANCE -- AVERAGE ANNUAL TOTAL RETURNS

(VARIABLE ACCOUNT E INCEPTION 1/8/93)

AS OF DECEMBER 31, 2001              1 YEAR          5 YEARS     LIFE OF FUND
-----------------------------------------------------------------------------
Money Market Fund                      2.60%           3.88%          3.61%
..............................................................................
Equity Fund                          -18.99            8.92          10.47
..............................................................................
Asset Allocation Fund                 -8.40            6.13           8.00
..............................................................................
High Quality Bond Fund                 6.38            5.89           5.38
-----------------------------------------------------------------------------


THESE RESULTS REFLECT THE EXPERIENCE OF THE SUB-ACCOUNTS OF VARIABLE ACCOUNT E OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION AND INCLUDE ALL MANAGEMENT FEES AND EXPENSES AND INSURANCE COSTS AND ACCORDINGLY WILL BE DIFFERENT FROM THE PERFORMANCE OF THE CORRESPONDING GALAXY VIP FUND. THE VARIABLE ACCOUNT E SUB-ACCOUNTS PURCHASE SHARES OF THE GALAXY VIP FUND. THE SUB-ACCOUNTS ARE GAL MONEY MARKET, GAL EQUITY, GAL ASSET ALLOCATION, AND GAL HIGH QUALITY BOND. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ADVISOR AND THE ADMINISTRATOR ARE PRESENTLY WAIVING OR REIMBURSING FEES FOR THE GALAXY VIP MONEY MARKET FUND, EQUITY FUND, ASSET ALLOCATION FUND AND HIGH QUALITY BOND FUND. WITHOUT SUCH WAIVERS OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF ANY TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY WITH MARKET CONDITIONS SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE INVESTMENT ADVISOR AND ADMINISTRATOR ARE PRESENTLY WAIVING FEES AND/OR REIMBURSING EXPENSES AND MAY REVISE OR DISCONTINUE SUCH PRACTICE AT ANY TIME. WITHOUT SUCH WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD BE LOWER. TOTAL RETURN FIGURES IN THIS REPORT INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND INCLUDE THE DEDUCTION OF ANY SALES CHARGES, WHERE APPLICABLE, UNLESS OTHERWISE INDICATED. AN INVESTMENT IN THE GALAXY VIP MONEYMARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, YOU COULD LOSE MONEY BY INVESTING IN THIS FUND.

     PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - KAREN ARNEIL]

KAREN ARNEIL HAS MANAGED THE GALAXY VIP MONEY MARKET FUND SINCE SEPTEMBER 1996. SHE HAS MANAGED MONEY MARKET INVESTMENTS SINCE 1993.
[END SIDEBAR]

GALAXY VIP MONEY MARKET FUND

KAREN ARNEIL
PORTFOLIO MANAGER

      The Galaxy VIP Money Market Fund seeks a high level of current income consistent with liquidity and stability of principal.
      As investors tried to determine when the Fed would cut interest rates and how large the cuts would be, money market yields experienced many near-term fluctuations in their overall downward trend. By taking advantage of the investment opportunities that resulted from these fluctuations, while remaining focused on issues with superior credit quality and strong liquidity, we helped the Fund earn a total return of 3.65% for the 12 months ended December 31, 2001. Over the same period, the money market funds tracked by Lipper Inc. ("Lipper") earned an average total return of 3.44%. On December 31, 2001, the Fund had an average weighted maturity of 64 days, a 7-day Securities and Exchange Commission ("SEC") effective yield of 1.68%, and a 30-day SEC effective yield of 1.77%.

MANAGING THE FUND AS INTEREST RATES FELL
      At the start of the reporting period, anticipating deep cuts in interest rates, we adopted a "barbelled" maturity structure that balanced shorter term paper with longer term instruments to lock in yields at higher levels. We increased our invest ments in issues of U.S. government agencies as economic weakness raised credit concerns. In addition, a tight supply of high quality corporate paper had made yields in this sector less attractive. We continued to buy agencies throughout the 12-month reporting period, due to the attractive levels of their yields versus the yields for corporate paper.
      With additional rate declines in the second and third quarters of 2001, we concentrated our purchases on maturities of one to three months. We felt these shorter term issues could provide added flexibility as the economy recovered and yields began to rise. After the terrorist attacks of September 11 prompted further rate declines, we increased investments in longer term issues to lock in higher yields.
      Throughout the reporting period, we also added floating rate securities, whose interest rates reset at specified intervals, because their yields were quite attractive versus those for similar fixed rate issues. Purchases of taxable municipal paper with high credit ratings provided additional yield.

WATCHING FOR A BOTTOM IN INTEREST RATES
      As long as economic uncertainty remains, we plan to focus on issues with maturities of six months or less. With continued concern about credit quality, we also expect to favor agencies over corporate paper.

GALAXY VIP MONEY MARKET FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2001

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORPORATE NOTE & NET
OTHER ASSETS AND LIABILITIES    4%
REPURCHASE AGREEMENT            8%
COMMERCIAL PAPER               30%
MUNICIPAL SECURITIES           15%
CERTIFICATES OF DEPOSIT        16%
U.S. AGENCY OBLIGATIONS        27%

GALAXY VIP MONEY MARKET FUND
7-DAY AVERAGE YIELDS

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Date        7 Day Average Yield
1/31/2001         5.54
2/28/2001         5.05
3/31/2001         4.8
4/30/2001         4.26
5/31/2001         3.67
6/30/2001         3.43
7/31/2001         3.33
8/31/2001         3.13
9/30/2001         2.72
10/31/2001        2.2
11/30/2001        1.92
12/31/2001        1.66

AN INVESTMENT IN THE GALAXY VIP MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - ROBERT G. ARMKNECHT]

ROBERT G. ARMKNECHT BECAME MANAGER OF THE GALAXY VIP EQUITY FUND IN 1998. HE HAS MANAGED EQUITY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1988.
[END SIDEBAR]

GALAXY VIP EQUITY FUND

ROBERT G. ARMKNECHT
PORTFOLIO MANAGER
      The Galaxy VIP Equity Fund seeks long-term growth by investing in stocks of companies that FIA believes have the potential for above-average total return.
      During a time when value-oriented stocks outperformed growth investments, the Galaxy VIP Equity Fund benefited from a diversified mix of high quality shares with more reasonable valuations. This portfolio strategy led us to reduce investments in the hard hit technology sector, but remain sufficiently committed to the sector to enjoy good returns when technology stocks rallied. However, disappointing returns from the sector at times of market weakness caused the Fund to underperform its market benchmarks for the reporting period as a whole.
      For the 12 months ended December 31, 2001, the Fund had a total return of -18.17%, versus an average total return of -12.83% for the large-cap core funds tracked by Lipper. Over the same time, the Fund's market benchmark, the S&P(R) 500 Index, had a total return of -11.89%.

DIVERSIFIED MIX AIDS RETURNS
      We began to trim technology stocks in 2000, before the Fund's 12-month reporting period started, due to excessive prices in the sector versus company earnings. This process continued during the first months of 2001, as we also shifted the mix of technology holdings to seek improved future performance. These strategies freed up assets and let us use investment opportunities presented by market weakness in many of the Fund's consumer and financial positions to increase these holdings. These changes helped enhance the Fund's returns on both an absolute and relative basis in the second half of 2001, especially during the fourth quarter.
      In the months that followed, we continued to redeploy assets from the technology sector, increasing stocks of financial and health care firms. An overweighting and good stock selection in the health care area, where prices began to strengthen, further enhanced returns. Good stock selection in the technology and basic materials groups contributed positively to returns. Such benefits helped offset a price decline in the Fund's energy stocks and in certain other stocks whose earnings were disappointing.
      When growth investments outperformed later in the year, the Fund benefited from strong stock selection in the capital goods, health care, media, consumer cyclical, and energy sectors, as well as from overweightings in technology, health care, energy, and financial issues.

GROWTH STOCKS STILL ATTRACTIVE
      Despite their recent gains, stocks of growth companies remain more attractive than they were a year ago. As investors continue to anticipate an economic recovery, the prices for these issues could improve further. Once there are clear signs that the recovery is at hand, we plan to increase the Fund's already significant positions in the high growth sectors. As before, we will emphasize a well-diversified portfolio of high quality shares with reasonable valuations.

GALAXY VIP EQUITY FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2001

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCK, REPURCHASE
AGREEMENT & NET OTHER ASSETS
AND LIABILITIES                          3%
CONSUMER CYCLICAL                        7%
CONSUMER STAPLES                        26%
COMMUNICATIONS                           8%
ENERGY                                  11%
INDUSTRIAL                              17%
FINANCE                                 13%
TECHNOLOGY                              15%

GALAXY VIP EQUITY FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          S&P(R) 500 Index   Galaxy VIP Equity Fund
Inception       10000               10000
12/31/93        11009               10450
12/31/94        11151               10813
12/31/95        15336               13706
12/31/96        20762               16595
12/31/97        27686               21198
12/31/98        35648               26184
12/31/99        43145               33299
12/31/00        35571               32694
12/31/01        31347               26754

*SINCE INCEPTION ON 1/11/93. THE S&P(R) 500 INDEX, IN WHICH INVESTORS CANNOT
 INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

[BEGIN SIDEBAR]
[PHOTO OMITTED - GREGORY M. MILLER]

GREGORY M. MILLER BECAME MANAGER OF THE GALAXY VIP GROWTH AND INCOME FUND IN 1998. HE HAS MANAGED EQUITY PORTFOLIOS SINCE 1988.
[END SIDEBAR]

PORTFOLIO REVIEWS

GALAXY VIP GROWTH AND INCOME  FUND

GREGORY M. MILLER
PORTFOLIO MANAGER
      The Galaxy VIP Growth and Income Fund seeks a relatively high total return through long-term capital appreciation and current income. The Fund invests in a diversified portfolio consisting primarily of common stocks selected through traditional research techniques. The Fund's modest income orientation is intended to both enhance returns and dampen share price volatility.
      During the year ended December 31, 2001, when investors favored stocks with reasonable valuations, our ongoing attention to stocks with attractive prices versus the earnings potential of their firms helped to enhance the Fund's returns. This strategy proved especially helpful in causing us to underweight the overvalued technology sector, which significantly lagged other sectors for the year.
      For the 12 months ended December 31, 2001, the Fund had a total return of -3.95%, which compares favorably with the return of -11.89% posted by the S&P(R) 500 Index for the same time. Because the Fund typically gives less attention than other multi-cap value portfolios to shares of small- and mid-sized firms, which outperformed during the reporting period, it lagged the multi-cap value funds tracked by Lipper, which earned an average total return of 1.30%.

MANY SECTORS ADD TO RETURNS
      We underweighted technology stocks versus the Fund's benchmark long before the reporting period began, due to the historically high valuations of those issues. This strategy enhanced the Fund's returns throughout the year as investors abandoned technology issues for sectors with more reasonable prices. At the same time, the Fund benefited from generally good selection in the technology area, as well as from its selection of financial, consumer cyclical, and capital goods firms. Because we felt that health care stocks were attractively priced, we overweighted the Fund's portfolio in this sector, giving special attention to stocks of pharmaceutical firms. The overweighting in health care stocks, along with strong stock selection, also improved returns during the year. When hope for an economic recovery helped stocks rally in the final months of 2001, the Fund benefited from its overweighting in energy and capital goods stocks and from good selection in the energy and consumer cyclical areas.
      As we took profits in health care holdings and other investments that outperformed during the year, we made selected purchases of technology and financial stocks whose prices had become more attractive. When market volatility increased after the terrorist attacks of September 11, we also added to positions in the insurance and aerospace sectors that offered good value.

VALUATIONS LIKELY TO REMAIN IMPORTANT
      When the reporting period closed, the Fund was underweighted in non-health consumer staples stocks and overweighted in the health care, capital goods, and energy sectors. Due to continued economic uncertainty, we have postponed a planned shift from defensive sectors into issues with greater economic sensitivity. If a recovery takes shape in months to come, we plan to resume this strategy. Because the unsettled economic outlook will likely keep investors focused on stocks with reasonable valuations, we plan to continue our strategy of using temporary market weakness to buy stocks at more attractive prices.

GALAXY VIP GROWTH AND INCOME FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2001

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCK & NET
OTHER ASSETS AND LIABILITIES     2%
CONSUMER CYCLICAL                9%
CONSUMER STAPLES                21%
ENERGY                           9%
FINANCE                         19%
COMMUNICATIONS                  10%
TECHNOLOGY                      12%
INDUSTRIAL                      12%
BASIC MATERIALS                  6%

GALAXY VIP GROWTH AND INCOME FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                              Galaxy VIP Growth
            S&P(R) 500 Index   and Income Fund
Inception         10000             10000
12/31/98          11864             10372
06/30/99          13333             11777
12/31/99          14359             11136
06/30/00          14297             11316
12/31/00          13053             11756
06/30/01          12179             11605
12/31/01          11502             11292

*SINCE INCEPTION ON 3/4/98. THE S&P(R) 500 INDEX, IN WHICH INVESTORS CANNOT
 INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - STEPHEN D. BARBARO]

STEPHEN D. BARBARO HAS MANAGED THE GALAXY VIP SMALL COMPANY GROWTH FUND SINCE ITS INCEPTION IN 1998. HE HAS MANAGED SMALL COMPANY PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1976.
[END SIDEBAR]

GALAXY VIP SMALL COMPANY
GROWTH FUND

STEPHEN D. BARBARO
PORTFOLIO MANAGER
      The Galaxy VIP Small Company Growth Fund seeks to provide capital appreciation by investing primarily in the securities of companies with market capitalizations of $1.5 billion or less.
      With technology stocks significantly underperforming in the weak stock market of the past 12 months, the Fund benefited from an underweighting in that sector versus its market benchmarks over much of that time. Overweightings in energy and financial stocks, which outperformed for the year, also contributed positively to returns and helped offset the Fund's focus on growth-oriented investments at a time when value-oriented issues outperformed.
      For the 12 months ended December 31, 2001, the Fund had a total return of -0.17%, versus an average total return of -12.75% for other small-cap growth funds tracked by Lipper. The Russell 2000, which had a smaller weighting in technology than did the Fund, had a total return of 2.49% over the same time.

ADAPTING TO A WEAK ECONOMY
      We sold a large portion of the Fund's technology holdings before the reporting period began, using the proceeds to buy stocks of energy firms. We also increased sectors that could benefit from falling interest rates (including banking, insurance, and homebuilding), as well as sectors that investors tend to favor when the economy slows (health care and consumer staples).
      We further reduced the Fund's technology holdings in the first half of 2001. Added emphasis on consumer and industrial sectors also improved returns and, together with strong stock selection in many sectors, helped offset an underweighting in the outperforming financial sector. When market fluctuations created attractive opportunities in capital goods and energy stocks, we increased the Fund's investments in those groups.
      As prices for technology stocks became more attractive in the second half of 2001, we made selective purchases in that sector and further increased investments in health care and other consumer staples issues. To make these purchases, we sold stocks of financial, energy, consumer non-durable, and consumer cyclical firms. After the terrorist attacks of September 11, we traded airline stocks, other travel-related issues, and stocks with added economic sensitivity for issues of security firms, defense contractors, and insurance brokers. We also found further opportunities in the technology sector. Good stock selection in the technology, utility, consumer, transportation, and capital goods sectors helped offset disappointing performance from stocks of financial firms in the second half of the year.

WATCHING FOR A REBOUND
      By the end of the reporting period, the Fund was overweighted in technology and health care issues versus its market benchmark. As a result, the Fund has a greater exposure to growth-oriented sectors at a time when investors have shifted their attention to those areas.
      We expect both the growth and small-cap sectors to perform well as the economy recovers. Valuations for small-cap stocks are still historically low versus valuations for large-cap stocks, and prices for growth stocks remain attractive versus value-oriented issues. As it becomes clear that a recovery is at hand, we plan to give greater attention to "cyclical" stocks from industry sectors with enhanced economic sensitivity.

GALAXY VIP SMALL COMPANY GROWTH FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2001

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REPURCHASE AGREEMENT, CONVERTIBLE
PREFERRED STOCK & NET OTHER
ASSETS AND LIABILITIES                   3%
ENERGY                                   5%
CONSUMER STAPLES                        28%
FINANCE                                  6%
COMMUNICATIONS                          10%
TECHNOLOGY                              22%
CONSUMER CYCLICAL                       11%
INDUSTRIAL                              15%

GALAXY VIP SMALL COMPANY GROWTH FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Russell 2000    VIP Small Company
                  Index           Growth Fund
Inception         10000             10000
12/31/98           8806              8932
06/31/99           9623              9783
12/31/99          10678             14959
06/30/00          11003             16202
12/31/00          10355             13600
06/30/01          11074             14310
12/31/01          10613             13577

*SINCE INCEPTION ON 4/17/98. THE RUSSELL 2000, IN WHICH INVESTORS CANNOT
 INVEST, IS AN UNMANAGED INDEX OF 2000 SMALL COMPANY STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - DAVID W. JELLISON]

DAVID W. JELLISON HAS MANAGED THE GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II SINCE ITS INCEPTION IN MARCH 1998. A VICE PRESIDENT WITH COLUMBIA MANAGEMENT CO., HE HAS SERVED AS A FINANCIAL ANALYST AND PORTFOLIO MANAGER THERE SINCE 1992.
[END SIDEBAR]

GALAXY VIP COLUMBIA
REAL ESTATE EQUITY FUND II

DAVID W. JELLISON
PORTFOLIO MANAGER
      The Galaxy VIP Columbia Real Estate Equity Fund II seeks capital appreciation and above-average current income. The Fund invests primarily in the equity securities of real estate companies, including real estate investment trusts ("REITs").
      REITs performed well in 2001 - helped by their attractive valuations, stable growth rates, and healthy cash flows. For the 12 months ended December 31, 2001, the National Association of Real Estate Investment Trusts Index (the "NAREIT Index") had a total return of 13.93%. Specific market events in the first and third quarters caused the Fund to lag its market benchmark for the 12-month reporting period, with a total return of 4.68%. Over the same period, the S&P(R)500 Index had a total return of -11.89% and the real estate stock funds tracked by Lipper had an average total return of 10.12%.

RETURNS SUFFER FROM SHIFTS IN MARKET SENTIMENT
      In the first quarter of 2001, investors favored small-cap stocks with high dividends, which were underrepresented in the Fund. In the third quarter, the Fund's returns were hurt as the terrorist attacks of September 11 damaged prices in the lodging sector - where the Fund was overweighted versus the Index. This price decline more than offset a very strong performance by lodging positions in the fourth quarter. Fund returns were further restrained during the reporting period by holdings in the office and apartment sectors, which suffered from investor perceptions of declining growth rates. Returns were aided during the year by a strong performance from holdings in the retail sector.
      In the first quarter of 2001, we reduced weightings in several weaker-performing sectors. When investors became less concerned over office fundamentals at the close of the second quarter, and the sector showed signs of strengthening, we began adding to these positions. As prices weakened in the lodging sector after September 11, we added investments there. We then took profits in the sector, following a rally by lodging REITs in the fourth quarter of 2001. During the second half of the year, we also increased positions in industrial REITs, where the Fund had been significantly underweighted.

WEAKENED SECTORS POISED TO REBOUND
      Historically, the retail and lodging sectors have been the biggest beneficiaries of expectations for stronger economic growth. We thus expect the Fund's holdings in these groups to perform well if a recovery unfolds in months to come, as anticipated. The recent decline in valuations for office REITs should also position that sector to perform well as the economic outlook improves.
      The overall environment for REITs should benefit from generally low levels of supply and attractive valuations. As before, we will continue to focus on firms with strong management teams and top prospects for sustainable growth.

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2001

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REAL ESTATE                             91%
BASIC MATERIALS                          4%
OTHER COMMON STOCKS, INVESTMENT
COMPANY & NET OTHER ASSETS
AND LIABILITIES                          5%

GALAXY VIP COLUMBIA REAL ESTATE EQUITY FUND II
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                                      VIP Columbia
                          S&P 500     Real Estate
                 NAREIT    Index     Equity Fund II
Inception         10000    10000         10000
12/31/98           8482    11864          9043
06/30/99           8887    13331          9442
12/31/99           8090    14359          8669
06/30/00           9156    14298          9875
12/31/00          10168    13053         11168
06/30/01          11825    12179         11775
12/31/01          11584    11502         11666

*SINCE INCEPTION ON 3/3/98. THE NAREIT INDEX IS AN UNMANAGED INDEX, IN WHICH
 INVESTORS CANNOT INVEST, OF ALL TAX QUALIFIED REITS LISTED ON THE NEW YORK STOCK EXCHANGE, THE AMERICAN STOCK EXCHANGE AND THE NASDAQ, WHICH HAVE 75% OR MORE OF THEIR GROSS INVESTED BOOK ASSETS INVESTED DIRECTLY OR INDIRECTLY IN THE EQUITY OWNERSHIP OF REAL ESTATE. ONLY COMMON SHARES ISSUED BY A REIT ARE INCLUDED IN THIS MARKET WEIGHTED INDEX, WHICH INCLUDES DIVIDENDS IN THE MONTH BASED UPON THEIR PAYMENT DATE. RESULTS FOR THE NAREIT INDEX DO NOT REFLECT THE INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND. THE S&P(R) 500 INDEX, IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - DON JONES]
[PHOTO OMITTED - DAVID LINDSAY]

DON JONES HAS MANAGED THE EQUITY PORTION OF THE GALAXY VIP ASSET ALLOCATION FUND SINCE MAY OF 1995 AND PRIOR THERETO WAS THE SOLE MANAGER OF THE FUND. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1977.

DAVID LINDSAY HAS MANAGED THE FIXED INCOME PORTION OF THE GALAXY VIP ASSET ALLOCATION FUND SINCE JANUARY OF 1997. HE HAS MANAGED INVESTMENT PORTFOLIOS FOR FLEET INVESTMENT ADVISORS INC., AND ITS PREDECESSORS, SINCE 1986.
[END SIDEBAR]

GALAXY VIP ASSET ALLOCATION FUND

DON JONES AND DAVID LINDSAY
PORTFOLIO MANAGERS
      The Galaxy VIP Asset Allocation Fund seeks a high total return by providing both current income that is greater than the income for popular stock market averages and long-term growth in the value of its assets. The Fund invests in a diversified portfolio of equity, bond, and short-term obligations.
      Over the year ended December 31, 2001, as the outlook for corporate earnings became less certain, the Fund benefited from a well-diversified stock portfolio that focused on issues with strong credit quality. Of further help was the Fund's sizable position in fixed income issues, which rallied as interest rates fell, and timely shifts between government and corporate bonds.
      For the 12 months ended December 31, 2001, the Fund had a total return of -7.47%. That compares to an average total return of -7.21% for the flexible portfolio funds tracked by Lipper. The S&P(R) 500 Index, which tracks the performance of stocks only, had a return of -11.89% during the same time.

RESPONDING TO ECONOMIC CHANGE
      Our emphasis on diversification resulted in a reduced weighting for the poorly performing technology sector during much of the reporting period. After cutting the Fund's technology holdings substantially before the period began, we moved from a somewhat overweighted technology position to a neutral weighting in the first months of 2001. We also sold certain drug issues and stocks of firms from economically sensitive sectors early in 2001. We used the proceeds from these sales to buy energy stocks, which outperformed. Continued overweightings in the financial and drug sectors also improved returns.
      We maintained these strategies into September of 2001. After the terrorist attacks of September 11 weakened stock prices substantially, we traded issues of oil exploration, telecommunications, and fiber optics firms for stocks of large-cap equipment manufacturers in the technology sector and stocks of defense, food, beverage, financial, and diversified manufacturing firms. With profits from better-performing issues that we took at the end of the period, we added new names in the capital goods area and increased existing drug positions.
      For most of the reporting period, we maintained a 40% weighting in fixed income securities. Early in the period, as investors became concerned that a weakening economy would harm the credit quality of bond issuers, we shifted assets from corporate bonds into government securities. This served the Fund well during the subsequent flight to quality. When prices for corporate bonds became more attractive, and the prospects for a recovery improved, we traded government issues for high-quality corporate securities. This change benefited Fund returns as corporates outperformed.

SHIFTING FROM BONDS TO STOCKS
      Because it appears that interest rates may be bottoming, we have started to shift assets from bonds to stocks. As we look for new equity investments, we plan to continue favoring high quality shares that are undervalued versus their industry sectors. With a brighter economic outlook, we have begun to look for stocks in "cyclical" sectors that can make the most of stronger growth. We are also searching for corporate bonds in cyclical groups with medium credit quality. Medium-quality fixed income issues tend to outperform as the economy strengthens.

PORTFOLIO REVIEWS

GALAXY VIP ASSET ALLOCATION FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2001

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORPORATE NOTES AND BONDS               16%
U.S. GOVERNMENT AND
AGENCY OBLIGATIONS                      16%
COMMON STOCKS                           56%
FOREIGN BONDS, MUNICIPAL
SECURITY, REPURCHASE AGREEMENT &
NET OTHER ASSETS AND LIABILITIES         9%
ASSET-BACKED AND
MORTGAGE-BACKED SECURITIES               3%

GALAXY VIP ASSET ALLOCATION FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
              S&P(R) 500     Galaxy VIP Asset
                 Index       Allocation Fund
Inception        10000           10000
12/31/93         10900           10530
12/31/94         11041           10304
12/31/95         15185           13367
12/31/96         20558           15328
12/31/97         27414           18245
12/31/98         35298           21440
12/31/99         42721           22955
12/31/00         35277           23454
12/31/01         31087           21702

*SINCE INCEPTION ON 2/6/93. THE S&P(R) 500 INDEX, IN WHICH INVESTORS CANNOT
 INVEST, IS AN UNMANAGED INDEX OF 500 LEADING STOCKS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

[BEGIN SIDEBAR]
[PHOTO OMITTED - MARIE SCHOFIELD]

MARIE SCHOFIELD HAS MANAGED THE GALAXY VIP HIGH QUALITY BOND FUND SINCE MARCH 1996. SHE HAS MANAGED FIXED INCOME ASSETS SINCE 1975.
[END SIDEBAR]

GALAXY VIP HIGH QUALITY
BOND FUND

MARIE SCHOFIELD
PORTFOLIO MANAGER
      The Galaxy VIP High Quality Bond Fund seeks a high level of current income consistent with the prudent risk of capital. The Fund invests primarily in U.S. government securities and corporate issues rated in the four highest credit rating categories by Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's Ratings Group ("S&P"). At least 65% of total assets are invested in issues rated in the two highest rating categories or unrated issues of comparable quality.
      As the yield curve steepened over the past year, and investors anticipated a weaker economy, the Fund benefited from an emphasis on high quality corporate bonds and intermediate-term maturities. These areas of emphasis helped the Fund earn a total return of 7.47% for the 12 months ended December 31, 2001. That compares to a total return of 8.50% for the Lehman Brothers Government/Corporate Bond Index and an average total return of 7.79% for A-rated corporate bond funds tracked by Lipper. On December 31, 2001, the Fund had a 30-day SEC yield of 5.63%.

SHIFTING THE PORTFOLIO MIX AND MATURITY STRUCTURE
      When the reporting period began, we had shifted from a "barbelled" maturity structure that emphasized short- and long-term issues to a larger weighting in intermediate maturities. Expecting slower economic growth to strain corporate earnings and credit quality, we focused investments on higher-rated corporate debt and government agency issues. As the Fed's interest rate cuts improved the longer-term outlooks for the economy and corporate bonds in the first months of 2001, we reduced the Fund's duration positioning to neutral versus its market benchmark and selectively purchased high quality corporate issues with reduced economic sensitivity. Our neutral positioning was based on the view that, with the yield for 30-year Treasuries at a cyclical low of about 5.40%, longer-term Treasuries offered poor value relative to intermediate-term Treasuries and high grade corporates and asset-backed securities. Investors seemed to agree, as yield spreads tightened and the prices for these securities rose sharply in the first weeks of the year. Although the Fund was underweighted in these asset classes early in 2001, and underperformed at that time, returns improved during the first quarter, as we increased investments in those sectors.
      When sharp interest rate cuts in the second quarter of 2001 increased expectations for

PORTFOLIO REVIEWS

an economic recovery, we selectively added to investment-grade corporates with lower credit ratings, as well as issues from economically sensitive sectors. Believing that the easing cycle might be ending as the second quarter closed, we further shortened the Fund's duration.
      This added weighting in corporates enhanced Fund returns until the terrorist attacks of September 11 prompted a dramatic flight into Treasuries. Given the many new market risks that emerged at that time, we moved duration positioning back to neutral. Our continued emphasis on intermediate-term issues, which tend to benefit as the yield curve steepens, along with our stable quality orientation, helped Fund returns during this time of added uncertainty. Following September 11, the yields for long-term Treasuries became increasingly volatile, rising to almost 5.75% late in the third quarter, then falling briefly to 4.75% a month later, as the Treasury announced it intended to stop issuing 30-year securities.
      Corporates again outpaced government issues in the final months of the period as hopes for a quick recovery re-emerged. In addition to a significant shift of assets to corporates from the underperforming Treasury sector, the Fund benefited from the return to a barbelled maturity structure. With reduced emphasis on intermediate issues, the Fund had a greater buffer against the ensuing rise in intermediate yields.

FURTHER CAUTION LIKELY
      Although we expect economic conditions to improve in 2002, and plan further purchases of corporates, our continued concern about possible near-term downgrades in credit quality should make us highly selective in purchasing lower-quality investment grade bonds and issues from economically defensive sectors. We also plan to maintain a barbelled maturity structure. This should let us take advantage of the attractive yields now available in longer term bonds, while positioning the Fund for a future rise in short-term yields.

GALAXY VIP HIGH QUALITY BOND FUND
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2001

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FOREIGN BONDS                            6%
ASSET-BACKED SECURITIES                  7%
CORPORATE NOTES AND BONDS               42%
MORTGAGE-BACKED SECURITIES              15%
U.S. GOVERNMENT AND
AGENCY OBLIGATIONS                      26%
MUNICIPAL SECURITY,
REPURCHASE AGREEMENT & NET
OTHER ASSETS AND LIABILITIES             4%

GALAXY VIP HIGH QUALITY BOND FUND
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Lehman  Brothers       Galaxy VIP
         Government/Credit     High Quality
             Bond Index         Bond Fund
Inception       10000             10000
12/31/93        10604             10867
12/31/94         9984             10486
12/31/95        12294             12094
12/31/96        12443             12487
12/31/97        13657             13656
12/31/98        14950             14981
12/31/99        14629             14415
12/31/00        16920             16271
12/31/01        18359             17487

*SINCE INCEPTION ON 1/21/93. THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX,
 IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX OF U.S. TREASURY OBLIGATIONS AND THE DEBT OF U.S. GOVERNMENT AGENCIES AS WELL AS ALL PUBLICLY ISSUED, FIXED RATE, NON-CONVERTIBLE INVESTMENT GRADE DOLLAR-DENOMINATED AND SEC-REGISTERED CORPORATE DEBT. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

PORTFOLIO REVIEWS

[BEGIN SIDEBAR]
[PHOTO OMITTED - JEFFERY L. RIPPEY]
[PHOTO OMITTED - KURT M. HAVNAER]

JEFFREY L. RIPPEY HAS MANAGED THE GALAXY VIP COLUMBIA HIGH YIELD FUND II SINCE 1998. A VICE PRESIDENT OF COLUMBIA MANAGEMENT CO., MR. RIPPEY HAS MANAGED FIXED INCOME PORTFOLIOS SINCE 1981.

KURT M. HAVNAER, ALSO A VICE PRESIDENT OF COLUMBIA MANAGEMENT CO., HAS SERVED AS CO-MANAGER OF THE FUND SINCE 2000.
[END SIDEBAR]

GALAXY VIP
COLUMBIA HIGH YIELD FUND II

JEFFREY L. RIPPEY AND KURT M. HAVNAER
PORTFOLIO MANAGERS
      The Galaxy VIP Columbia High Yield Fund II seeks high current income with a secondary objective of capital appreciation. The Fund invests primarily in high-yielding corporate bonds rated Ba or lower by Moody's ("junk bonds"), with no more than 10% of its assets in bonds rated below B.
      At a time of significant volatility in the high yield market, and concern over issuer defaults, the Fund benefited from its emphasis on companies with improving fundamentals. Of further benefit was a sharp cut in debt of telecommunications firms, which experienced severe price erosion during the year. These positive contributions helped the Fund earn a total return of 6.18% for the 12 months ended December 31, 2001. Over the same period, the high yield bond funds tracked by Lipper and the Lehman Brothers Aggregate Bond Index had total returns of -1.04% and 8.44%, respectively, and the Merrill Lynch U.S. High Yield, Cash Pay Index had a total return of 6.20%. The Merrill Lynch U.S. High Yield, Cash Pay Index will be the Fund's broad benchmark going forward because it resembles the Fund's investment strategy more accurately than the Lehman Brothers Aggregate Bond Index.

MANAGING CREDIT CONCERNS
      Following a big rally at the start of 2001, when the Fed began to cut interest rates, the high yield sector weakened significantly in the second and third quarters as the economic outlook deteriorated. High yield issues then rebounded strongly in the fourth quarter, as continued cuts in interest rates caused the economic outlook to brighten. While the level of issuer defaults and downgrades in credit quality reached all-time highs during the year, there were no defaults by issuers of debt held by the Fund during that time, and issuers of Fund positions experienced more upgrades than downgrades.
      Credit concerns were particularly damaging to the telecommunications sector. The Fund benefited in this environment from a telecommunications weighting that was significantly less than the weightings in that sector for its market benchmark.
      The Fund reduced its telecommunications weighting by more than 8% during the reporting period, due to deteriorating fundamentals. With the proceeds from these sales, weightings were increased in more defensive sectors, including the health care and consumer groups.

IMPROVING OUTLOOK SHOULD BENEFIT HIGH YIELD SECTOR
      Although the timing and size of an economic recovery may remain uncertain in months to come, we believe that the high yield market can benefit from an improving outlook and offer compelling returns. In this environment, we plan to maintain a relatively conservative investment strategy and purchase securities from industry sectors with less economic sensitivity. Although we have started to trade some higher-quality, lower-yielding issues for lower-quality bonds with higher yields, further use of this strategy will depend on our future expectations for the timing and strength of an economic recovery.

GALAXY VIP COLUMBIA HIGH YIELD FUND II
DISTRIBUTION OF TOTAL NET ASSETS AS OF DECEMBER 31, 2001

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CORPORATE NOTES AND BONDS       86%
INVESTMENT COMPANY & NET
OTHER ASSETS AND LIABILITIES     6%
U.S. GOVERNMENT OBLIGATION       8%

GALAXY VIP COLUMBIA HIGH YIELD FUND II
GROWTH OF $10,000 INVESTMENT*

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      Merrill Lynch     Galaxy VIP
                Lehman Brothers      U.S. High Yield   Columbia High
              Aggregate Bond Index   Cash Pay Index    Yield Fund II
Inception           10000                10000            10000
12/31/98            10961                10172            10739
06/30/99            10975                10351            10592
12/31/00            10651                10332            11022
06/30/00            11076                10210            11120
12/31/00            11889                 9941            11426
06/30/01            12319                10424            11840
12/31/01            12893                10557            12133

*SINCE INCEPTION ON 3/3/98. THE LEHMAN BROTHERS AGGREGATE BOND INDEX, IN WHICH
 INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX COMPRISED OF TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES. THE MERRILL LYNCH U.S. HIGH YIELD, CASH PAY INDEX, IN WHICH INVESTORS CANNOT INVEST, IS AN UNMANAGED INDEX COMPRISED OF NON-INVESTMENT GRADE CORPORATE BONDS. RESULTS FOR THE INDEX DO NOT REFLECT INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES INCURRED BY THE FUND.

     GALAXY VIP FUND INFORMATION

[BEGIN SIDEBAR]
           TRUSTEES
    AND EXECUTIVE OFFICERS

     Dwight E. Vicks, Jr.
     CHAIRMAN AND TRUSTEE

        John T. O'Neill
     PRESIDENT, TREASURER
          AND TRUSTEE

       Louis DeThomasis,
         F.S.C., Ph.D.
            TRUSTEE

       Kenneth A. Froot
            TRUSTEE

         James M. Seed
            TRUSTEE

       Donald B. Miller
       EMERITUS TRUSTEE

      Bradford S. Wellman
       EMERITUS TRUSTEE

       William Greilich
        VICE PRESIDENT

           W. Bruce
        McConnel, Esq.
           SECRETARY

      INVESTMENT ADVISORS
       Fleet Investment
         Advisors Inc.
      100 Federal Street
          Boston, MA
             02110

    Columbia Management Co.
    1300 S.W. Sixth Avenue
        P.O. Box 1530
         Portland, OR
          97207-1350

          DISTRIBUTOR
    PFPC Distributors, Inc.
      3200 Horizon Drive
   King of Prussia, PA 19406

         ADMINISTRATOR
           PFPC Inc.
      4400 Computer Drive
  Westborough, MA 01581-5108

     INDEPENDENT AUDITORS
       Ernst &Young LLP
     200 Clarendon Street
       Boston, MA 02116

         LEGAL COUNSEL
   Drinker Biddle &Reath LLP
       One Logan Square
    18th and Cherry Streets
       Philadelphia, PA
          19103-6996
[END SIDEBAR]

This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Galaxy VIP Fund, which contains more information concerning investment policies, fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., COLUMBIA MANAGEMENT CO., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                         [LOGO OMITTED - RECYCLE LOGO]

                   This report was printed on recycled paper.

                       This page left blank intentionally.

                       This page left blank intentionally.

     MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

   PAR VALUE                                             VALUE
   ---------                                           ---------

COMMERCIAL PAPER (A) - 29.51%

                FINANCE - 11.85%

 $  700,000     CDC Commercial Paper Corp.
                1.87%, 03/07/02 (B)..............  $     697,637
    250,000     General Electric Capital Corp.
                2.00%, 02/27/02..................        249,208
    700,000     Morgan (J.P.) Chase & Co.
                2.00%, 01/11/02..................        699,611
    700,000     Novartis Finance Corp.
                2.00%, 01/04/02 (B)..............        699,883
                                                   -------------
                                                       2,346,339
                                                   -------------

                UTILITIES - 7.07%

    700,000     Emerson Electric Co.
                1.98%, 01/10/02 ( B).............        699,654
    700,000     SBC Communications, Inc.
                2.05%, 01/24/02 (B)..............        699,083
                                                   -------------
                                                       1,398,737
                                                   -------------

                CONSUMER STAPLES - 7.06%

    700,000     Aventis
                1.80%, 02/07/02 (B)..............        698,705
    700,000     Procter & Gamble Co.
                1.97%, 02/13/02 (B)..............        698,353
                                                   -------------
                                                       1,397,058
                                                   -------------

                ENERGY - 3.53%

    700,000     Texaco, Inc.
                1.86%, 01/18/02..................        699,385
                                                   -------------
                TOTAL COMMERCIAL PAPER ..........      5,841,519
                                                   -------------
                (Cost $5,841,519)

U.S. AGENCY OBLIGATIONS - 27.49%

                FEDERAL HOME LOAN BANK - 14.08%

    174,000     2.32%, 01/04/02 (A)..............        173,966
    350,000     6.75%, 02/01/02..................        350,964
  1,650,000     5.42%, 03/26/02..................      1,663,692
    250,000     7.25%, 05/15/02..................        254,690
    200,000     5.92%, 06/28/02..................        203,458
    143,000     2.33%, 09/20/02 (A)..............        140,575
                                                   -------------
                                                       2,787,345
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 6.92%

    332,000     1.97%, 03/27/02 (A)..............        330,456
    644,000     1.97%, 04/25/02 (A)..............        639,983
    300,000     2.30%, 05/31/02 (A)..............        297,125
    100,000     6.25%, 10/15/02..................        102,998
                                                   -------------
                                                       1,370,562
                                                   -------------

   PAR VALUE                                             VALUE
   ---------                                           ---------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.93%

 $  100,000     2.30%, 06/14/02 (A)..............  $      98,952
    800,000     6.38%, 10/15/02..................        824,324
     50,000     6.25%, 11/15/02..................         51,546
                                                   -------------
                                                         974,822
                                                   -------------

                FEDERAL FARM CREDIT BANK - 1.56%

    300,000     6.25%, 10/30/02..................        308,976
                                                   -------------
                TOTAL U.S. AGENCY OBLIGATIONS....      5,441,705
                                                   -------------
                (Cost $5,441,705)

CERTIFICATES OF DEPOSIT - 15.67%

    500,000     Barclays Bank Plc, Yankee
                5.21%, 02/20/02..................        500,000
    700,000     Lloyds TSB Bank Plc, Yankee
                2.42%, 04/02/02..................        700,207
    700,000     National City Bank (C)
                1.85%, 09/24/02..................        700,000
    500,000     Royal Bank of Canada, Yankee
                5.07%, 02/13/02..................        499,942
    700,000     Toronto Dominion Bank, Yankee
                5.38%, 01/16/02..................        700,003
                                                   -------------
                TOTAL CERTIFICATES OF DEPOSIT ...      3,100,152
                                                   -------------
                (Cost $3,100,152)

MUNICIPAL SECURITIES (D) - 14.65%

                CALIFORNIA - 3.54%

    700,000     California HFA, Home Mortgage
                Revenue, Series M
                2.07%, 08/01/19
                Insured: MBIA
                SPA: Bank of America NT & SA.....        700,000
                                                   -------------

                FLORIDA - 7.07%

    700,000     Dade County, Expressway Authority
                2.00%, 07/01/19
                Insured: FGIC
                SPA: FGIC SPI....................        700,000
    700,000     Florida HFC, Series A
                1.95%, 01/01/44
                Insured: MBIA
                SPA: Westdeutsche Landesbank GZ..        700,000
                                                   -------------
                                                       1,400,000
                                                   -------------

                MAINE - 4.04%

    800,000     Portland, GO, Pension Bonds
                2.00%, 06/01/26
                SPA: Landesbank Hessen-Thuringen GZ      800,000
                                                   -------------
                TOTAL MUNICIPAL SECURITIES ......      2,900,000
                                                   -------------
                (Cost $2,900,000)


                       SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND

DECEMBER 31, 2001

   PAR VALUE                                             VALUE
   ---------                                           ---------

CORPORATE NOTE - 3.81%

 $  745,000     Associates Corp. of North America
                Senior Note
                6.50%, 07/15/02..................  $     754,599
                                                   -------------
                TOTAL CORPORATE NOTE ............        754,599
                                                   -------------
                (Cost $754,599)

REPURCHASE AGREEMENT - 8.32%

  1,647,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                1.75%, Due 01/02/2002, dated 12/31/2001
                Repurchase Price $1,647,160
                (Collateralized by U.S. Treasury
                Bonds & Notes, 4.63% - 8.13%
                Due 01/31/2002 - 05/15/2030;
                Total Par $1,543,070
                Market Value $1,679,945) ........      1,647,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      1,647,000
                                                   -------------
                (Cost $1,647,000)

TOTAL INVESTMENTS - 99.45%.......................     19,684,975
                                                   -------------
(Cost $19,684,975)
NET OTHER ASSETS AND LIABILITIES - 0.55%.........        109,645
                                                   -------------
NET ASSETS - 100.00%.............................  $  19,794,620
                                                   =============

----------------------------------
(A)      Discount yield at time of purchase.
(B) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in exempt transactions to qualified buyers. Private resales of these securities to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. On December 31, 2001, these securities amounted to $4,193,315 or 21.18% of net assets.
(C) Interest rate is reset at various time intervals. The interest rate shown reflects the rate in effect on December 31, 2001.
(D) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. The interest rate shown reflects the rate in effect on December 31, 2001.
FGIC     Federal Guaranty Insurance Corp.
FGICSPI  FGIC Securities Purchase, Inc.
GO       General Obligation
HFA      Housing Finance Agency
HFC      Housing Finance Corp.
MBIA     Municipal Bond Insurance Association
SPA      Stand-by Purchase Agreement

                       SEE NOTES TO FINANCIAL STATEMENTS.

     EQUITY FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

   SHARES                                               VALUE
   ------                                               -----

COMMON STOCKS - 98.51%

                CONSUMER STAPLES - 26.43%

     25,000     Anheuser-Busch Cos., Inc.........  $   1,130,250
     32,500     Baxter International, Inc........      1,742,975
     25,000     Bristol-Myers Squibb Co..........      1,275,000
     50,000     Cendant Corp.*...................        980,500
     50,000     Coca-Cola Enterprises, Inc.......        947,000
     20,000     Elan Corp. Plc, ADR*.............        901,200
     10,000     Forest Laboratories, Inc.*.......        819,500
     30,000     Johnson & Johnson Co.............      1,773,000
     20,000     King Pharmaceuticals, Inc.*......        842,600
     25,000     Kraft Foods, Inc.................        850,750
     20,000     Medtronic, Inc...................      1,024,200
     22,500     Merck & Co., Inc.................      1,323,000
     30,000     PepsiCo, Inc.....................      1,460,700
     45,000     Pfizer, Inc......................      1,793,250
     30,000     Pharmacia Corp...................      1,279,500
     15,000     Procter & Gamble Co..............      1,186,950
     30,000     Tenet Healthcare Corp.*..........      1,761,600
                                                   -------------
                                                      21,091,975
                                                   -------------

                INDUSTRIAL - 16.54%

     20,000     Celestica, Inc.*.................        807,800
     57,500     Flextronics International, Ltd.*.      1,379,425
     85,000     General Electric Co..............      3,406,800
     15,000     Illinois Tool Works, Inc.........      1,015,800
     15,000     Maxim Integrated Products, Inc.*.        787,650
     10,000     Minnesota Mining & Manufacturing Co.   1,182,100
     40,000     Tyco International, Ltd..........      2,356,000
     35,000     United Technologies Corp.........      2,262,050
                                                   -------------
                                                      13,197,625
                                                   -------------

                TECHNOLOGY - 15.49%

     25,000     Applied Materials, Inc.*.........      1,002,500
     40,000     Automatic Data Processing, Inc...      2,356,000
     12,500     Electronic Data Systems Corp.....        856,875
     30,000     EMC Corp.*.......................        403,200
     20,000     Genentech, Inc.*.................      1,085,000
     15,000     IBM Corp.........................      1,814,400
     30,000     Intel Corp.......................        943,500
     27,500     Microsoft Corp.*.................      1,821,875
     20,000     Siebel Systems, Inc.*............        559,600
     25,000     Teradyne, Inc.*..................        753,500
     27,500     Texas Instruments, Inc...........        770,000
                                                   -------------
                                                      12,366,450
                                                   -------------

   SHARES                                               VALUE
   ------                                               -----

                FINANCE - 13.42%

     30,000     American International Group, Inc. $   2,382,000
     32,500     Citigroup, Inc...................      1,640,600
     20,000     Fannie Mae.......................      1,590,000
     15,000     Goldman Sachs Group, Inc.........      1,391,250
     25,000     Mellon Financial Corp............        940,500
     45,000     U.S. Bancorp.....................        941,850
     22,500     Washington Mutual, Inc...........        735,750
     25,000     Wells Fargo & Co.................      1,086,250
                                                   -------------
                                                      10,708,200
                                                   -------------

                ENERGY - 10.74%

     20,000     Baker Hughes, Inc................        729,400
     40,000     BP Plc, ADR......................      1,860,400
     50,000     Conoco, Inc......................      1,415,000
     27,000     Dynegy, Inc., Class A............        688,500
     17,500     El Paso Corp.....................        780,675
     20,000     Kerr-McGee Corp..................      1,096,000
     25,000     National-Oilwell, Inc.*..........        515,250
     25,000     Noble Drilling Corp.*............        851,000
     25,000     Williams Cos., Inc...............        638,000
                                                   -------------
                                                       8,574,225
                                                   -------------

                COMMUNICATIONS - 7.53%

     50,000     American Tower Corp., Class A*...        473,500
     27,500     AOL Time Warner, Inc.*...........        882,750
     50,000     Cisco Systems, Inc.*.............        905,500
     35,000     EchoStar Communications Corp.,
                Class A*                                 961,450
     50,000     Liberty Media Corp., Series A*...        700,000
     40,000     Nokia Corp., ADR.................        981,200
     25,000     Viacom, Inc., Class B*...........      1,103,750
                                                   -------------
                                                       6,008,150
                                                   -------------

                CONSUMER CYCLICAL - 7.41%

     28,400     Bed, Bath & Beyond, Inc.*........        962,760
     35,000     Costco Wholesale Corp.*..........      1,553,300
     35,000     CVS Corp.........................      1,036,000
     30,000     Home Depot, Inc..................      1,530,300
     45,000     Office Depot, Inc.*..............        834,300
                                                   -------------
                                                       5,916,660
                                                   -------------

                BASIC MATERIALS - 0.95%

     22,500     Dow Chemical Co..................        760,050
                                                   -------------
                TOTAL COMMON STOCKS .............     78,623,335
                                                   -------------
                (Cost $69,557,210)

                       SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY FUND

DECEMBER 31, 2001

  PAR VALUE                                             VALUE
  ---------                                           ---------

REPURCHASE AGREEMENT - 1.57%

 $1,255,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                1.75%, Due 01/02/2002, dated 12/31/2001
                Repurchase Price $1,255,122
                (Collateralized by U.S. Treasury
                Bonds & Notes, 4.63% - 8.13%
                Due 01/31/2002 - 05/15/2030;
                Total Par $1,175,806
                Market Value $1,280,104) ........  $   1,255,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      1,255,000
                                                   -------------
                (Cost $1,255,000)

TOTAL INVESTMENTS - 100.08%......................     79,878,335
                                                   -------------
(Cost $70,812,210)

NET OTHER ASSETS AND LIABILITIES - (0.08)%.......        (64,859)
                                                   -------------
NET ASSETS - 100.00%.............................  $  79,813,476
                                                   =============

-----------------------------
*      Non-income producing security.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

     GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

   SHARES                                               VALUE
   ------                                               -----

COMMON STOCKS - 99.67%

                CONSUMER STAPLES - 21.21%

      3,300     American Home Products Corp......  $     202,488
      4,700     Anheuser-Busch Cos., Inc.........        212,487
      2,900     Avery Dennison Corp..............        163,937
      2,200     Bristol-Myers Squibb Co..........        112,200
      6,700     Elan Corp. Plc, ADR*.............        301,902
      2,400     Forest Laboratories, Inc.*.......        196,680
      3,550     Genzyme Corp.*...................        212,503
      6,400     HEALTHSOUTH Corp.*...............         94,848
      3,800     Johnson & Johnson Co.............        224,580
      2,400     Merck & Co., Inc.................        141,120
      3,100     PepsiCo, Inc.....................        150,939
      5,020     Pharmacia Corp...................        214,103
                                                   -------------
                                                       2,227,787
                                                   -------------

                FINANCE - 19.18%

      3,500     ACE, Ltd.........................        140,525
      2,150     American International Group, Inc.       170,710
      3,850     Bank of America Corp.............        242,358
      5,000     Bank One Corp....................        195,250
      2,200     Chubb Corp.......................        151,800
      1,400     CIGNA Corp.......................        129,710
      5,833     Citigroup, Inc...................        294,450
     11,450     Conseco, Inc.*...................         51,067
      2,400     Countrywide Credit Industries, Inc.       98,328
      3,600     Lincoln National Corp............        174,852
      4,625     Morgan (J.P.) Chase & Co.........        168,119
      4,550     Wells Fargo & Co.................        197,698
                                                   -------------
                                                       2,014,867
                                                   -------------

                TECHNOLOGY - 12.49%

      6,350     Avnet, Inc.......................        161,735
      8,050     BMC Software, Inc.*..............        131,779
      8,000     Compaq Computer Corp.............         78,080
      2,850     Computer Sciences Corp.*.........        139,593
      3,800     Electronic Data Systems Corp.....        260,490
      4,200     Hewlett-Packard Co...............         86,268
      2,550     IBM Corp.........................        308,448
      5,200     Texas Instruments, Inc...........        145,600
                                                   -------------
                                                       1,311,993
                                                   -------------

                INDUSTRIAL - 11.51%

      4,750     General Electric Co..............        190,380
      4,200     Honeywell International, Inc.....        142,044
      1,900     Minnesota Mining & Manufacturing Co.     224,599
      5,500     Tyco International, Ltd..........        323,950
      3,100     United Technologies Corp.........        200,353
      4,000     Waste Management, Inc............        127,640
                                                   -------------
                                                       1,208,966
                                                   -------------

   SHARES                                               VALUE
   ------                                               -----

                COMMUNICATIONS - 9.72%

      4,000     AT&T Corp........................  $      72,560
      1,287     AT&T Wireless Services, Inc.*....         18,494
      4,200     Cisco Systems, Inc.*.............         76,062
      7,000     Harris Corp......................        213,570
      8,950     Motorola, Inc....................        134,429
      1,450     Omnicom Group, Inc...............        129,557
      4,100     SBC Communications, Inc..........        160,597
      3,000     Verizon Communications, Inc......        142,380
        200     WorldCom, Inc.-MCI Group.........          2,540
      5,000     WorldCom, Inc.-WorldCom Group*...         70,400
                                                   -------------
                                                       1,020,589
                                                   -------------

                ENERGY - 8.60%

      4,950     Baker Hughes, Inc................        180,526
      3,600     BP Plc, ADR......................        167,436
      5,200     Exxon Mobil Corp.................        204,360
      1,800     Kerr-McGee Corp..................         98,640
      2,250     Schlumberger, Ltd................        123,637
      3,800     Transocean Sedco Forex, Inc......        128,516
                                                   -------------
                                                         903,115
                                                   -------------

                CONSUMER CYCLICAL - 8.57%

      6,000     Circuit City Stores-Circuit
                City Group                               155,700
      4,350     Ford Motor Co....................         68,382
      6,200     Lowe's Cos., Inc.................        287,742
      4,550     McDonald's Corp..................        120,438
      4,650     Sherwin-Williams Co..............        127,875
      7,500     Staples, Inc.*...................        140,250
                                                   -------------
                                                         900,387
                                                   -------------

                BASIC MATERIALS - 6.38%

      4,900     CenturyTel, Inc..................        160,720
      5,150     Pall Corp........................        123,909
      2,000     PPG Industries, Inc..............        103,440
      2,400     Praxair, Inc.....................        132,600
     10,650     Solutia, Inc.....................        149,313
                                                   -------------
                                                         669,982
                                                   -------------

                TRANSPORTATION - 2.01%

      2,300     British Airways Plc, ADR.........         66,010
      5,100     Burlington Northern Santa Fe Corp.       145,503
                                                   -------------
                                                         211,513
                                                   -------------
                TOTAL COMMON STOCKS .............     10,469,199
                                                   -------------
                (Cost $9,789,792)

TOTAL INVESTMENTS - 99.67%.......................     10,469,199
                                                   -------------
(Cost $9,789,792)

NET OTHER ASSETS AND LIABILITIES- 0.33%..........         34,621
                                                   -------------
NET ASSETS - 100.00%.............................  $  10,503,820
                                                   =============

--------------------------
*      Non-income producing security.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

     SMALL COMPANY GROWTH FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

   SHARES                                               VALUE
   ------                                               -----

COMMON STOCKS - 96.95%

                CONSUMER STAPLES - 28.02%

      1,170     Accredo Health, Inc.*............  $      46,449
      1,100     Adolor Corp.*....................         19,745
        700     Alkermes, Inc.*..................         18,452
        300     American Pharmaceutical Partners,
                Inc.*                                      6,240
        900     Amsurg Corp.*....................         24,462
      2,790     ATS Medical, Inc.*...............         14,787
      1,700     AVANIR Pharmaceuticals, Class A*.          7,242
        900     Beverly Enterprises, Inc.*.......          7,740
      1,270     Bright Horizon Family Solutions, Inc.*    35,547
        600     Bruker Daltonics, Inc.*..........          9,810
      1,100     Cell Genesys, Inc.*..............         25,564
      1,320     Charles River Associates, Inc.*..         27,060
        110     Closure Medical Corp.*...........          2,570
        200     Cornell Companies, Inc.*.........          3,530
        600     Corporate Executives Board Co.*..         22,020
        500     CV Therapeutics, Inc.*...........         26,010
        700     Digene Corp.*....................         20,650
        200     Education Management, Inc.*......          7,250
      1,300     Edison Schools, Inc.*............         25,545
      1,500     Endocare, Inc.*..................         26,895
      1,300     Exult, Inc.*.....................         20,865
        500     F.Y.I., Inc.*....................         16,750
        165     First Horizon Pharmaceutical Corp.*        4,849
        550     FirstService Corp.*..............         15,400
        600     Green Mountain Coffee, Inc.*.....         16,434
      1,400     Haemonetics Corp.*...............         47,488
      4,440     Hooper Holmes, Inc...............         39,738
        800     IDEXX Laboratories, Inc.*........         22,808
        700     Inhale Therapeutic Systems, Inc.*         12,985
      1,400     Isis Pharmaceuticals, Inc.*......         31,066
      1,430     Kroll, Inc.*.....................         21,593
      1,700     LCA-Vision, Inc.*................          1,496
      1,430     Lifecore Biomedical, Inc.*.......         15,930
      1,380     LifePoint Hospitals, Inc.*.......         46,975
      2,130     Lumenis, Ltd.*...................         41,961
        870     Luminex Corp.*...................         14,755
      1,000     Martek Biosciences Corp.*........         21,750
        700     MAXIMUS, Inc.*...................         29,442
        700     Medarex, Inc.*...................         12,572
      1,230     Med-Design Corp.*................         24,231
        600     Natus Medical, Inc.*.............          3,780
      1,320     Neopharm, Inc.*..................         33,066
        700     Neose Technologies, Inc.*........         25,634
        500     Neurocrine Biosciences, Inc.*....         25,655
        500     Novavax, Inc.*...................          7,050
      1,290     On Assignment, Inc.*.............         29,631
        800     Orthodontic Centers of America, Inc.*     24,400
        100     Pain Therapeutics, Inc.*.........            916
        600     Performance Food Group Co.*......         21,102
      1,960     Pre-Paid Legal Services, Inc.*...         42,924
      7,550     ProsoftTraining.com*.............          7,399
      1,405     Province Healthcare Co.*.........         43,358
        610     Rent-A-Center, Inc.*.............         20,478

   SHARES                                               VALUE
   ------                                               -----

                CONSUMER STAPLES (CONTINUED)

      1,330     Source Information Management Co.* $       7,089
      1,200     Sylvan Learning Systems, Inc.*...         26,484
      1,460     Thoratec Laboratories Corp.*.....         24,820
        700     Transkaryotic Therapies, Inc.*...         29,960
      1,600     Triad Hospitals, Inc.*...........         46,960
      2,800     U.S. Oncology, Inc.*.............         21,112
      1,500     Visx, Inc.*......................         19,875
        700     Whole Foods Market, Inc.*........         30,492
      1,000     Wright Medical Group, Inc.*......         17,900
        400     Zoll Medical Corp.*..............         15,576
                                                   -------------
                                                       1,362,317
                                                   -------------

                TECHNOLOGY - 22.30%

      1,480     ADE Corp.*.......................         14,800
        900     Alpha Industries, Inc.*..........         19,620
      1,100     Anadigics, Inc.*.................         16,775
      1,100     ANSYS, Inc.*.....................         27,115
      1,340     Asyst Technologies, Inc.*........         17,098
        900     August Technology Corp.*.........          9,936
        600     Concurrent Computer Corp.*.......          8,910
      1,300     Convansys Corp.*.................         11,635
        950     Credence Systems Corp.*..........         17,642
      1,100     Documentum, Inc.*................         23,892
        660     DuPont Photomasks, Inc.*.........         28,677
        800     Eclipsys Corp.*..................         13,400
        600     Elantec Semiconductor, Inc.*.....         23,040
      1,350     EPIQ Systems, Inc.*..............         26,122
        990     eRoom System Technologies, Inc.*.            257
        380     FactSet Research Systems, Inc....         13,281
      1,030     Forrester Research, Inc.*........         20,744
      1,010     Helix Technology Corp............         22,776
        700     HPL Technologies, Inc.*..........         12,495
        700     Hyperion Solutions Corp.*........         13,902
      2,260     Kopin Corp.*.....................         31,640
        910     LTX Corp.*.......................         19,055
      2,590     Management Network Group, Inc.*..         17,871
      1,200     Manhattan Associates, Inc.*......         34,980
      2,950     Mercator Software, Inc.*.........         24,662
      1,730     Meta Group, Inc.*................          3,789
      1,300     Micromuse, Inc.*.................         19,500
      1,300     Moldflow Corp.*..................         18,616
      1,000     MRO Software, Inc.*..............         23,380
      1,130     National Instruments Corp.*......         42,330
         50     NetScreen Technologies, Inc.*....          1,106
        700     Numerical Technologies, Inc.*....         24,640
      1,000     O2Micro International, Ltd.*.....         24,050
      2,700     OAK Technology, Inc.*............         37,125
      2,300     OpenTV Corp.*....................         19,021
        700     PDF Solutions, Inc.*.............         14,700
      1,320     Photronics, Inc.*................         41,382
      1,300     Pioneer Standard Electronics, Inc.        16,510
      1,000     Pixelworks, Inc.*................         16,060
      2,186     PLATO Learning, Inc.*............         36,309
        600     PLX Technology, Inc.*............          7,566
        900     Power Intergrations, Inc.*.......         20,556

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY GROWTH FUND

DECEMBER 31, 2001

   SHARES                                               VALUE
   ------                                               -----

                TECHNOLOGY (CONTINUED)

      1,200     PRI Automation, Inc.*............  $      24,540
         20     ProBusiness Services, Inc.*......            376
        700     Renaissance Learning, Inc.*......         21,329
      1,200     SeaChange International, Inc.*...         40,944
        900     SmartForce Plc, ADR*.............         22,275
      1,622     SPSS, Inc.*......................         28,791
      3,310     Tanning Technology Corp.*........         10,628
      1,200     Therma-Wave, Inc.*...............         17,904
      3,200     TranSwitch Corp.*................         14,400
        680     Varian Semiconductor Equipment*..         23,521
      1,170     Veeco Instruments, Inc.*.........         42,179
                                                   -------------
                                                       1,083,852
                                                   -------------

                INDUSTRIAL - 15.10%

        700     Applied Films Corp.*.............         21,875
      1,000     Armor Holdings, Inc.*............         26,990
      1,140     Axsys Technologies*..............         11,400
        400     Brooks Automation, Inc.*.........         16,268
        600     Chicago Bridge & Iron Co.........         16,020
        590     Cognex Corp.*....................         15,110
        175     CUNO, Inc.*......................          5,338
        700     Engineered Support Systems, Inc..         23,947
        600     FEI Co.*.........................         18,906
      1,200     Genesee & Wyoming, Inc., Class A*         39,180
        100     Global Power Equipment Group, Inc.*        1,505
        400     Graco, Inc.......................         15,620
      1,465     Heartland Express, Inc.*.........         40,683
      3,133     HEICO Corp., Class A.............         42,264
      1,300     Identix, Inc.*...................         18,967
      1,100     Invision Technologies, Inc.*.....         32,769
      1,350     Knight Transportation, Inc.*.....         25,353
      1,400     LeCroy Corp.*....................         25,480
      1,800     NAM Tai Electronics, Inc.........         29,844
      3,660     PCD, Inc.*.......................          6,368
      1,070     Photon Dynamics, Inc.*...........         48,846
      1,580     Presstek, Inc.*..................         14,489
      1,400     Swift Transportation Co., Inc.*..         30,114
        875     Tetra Tech, Inc.*................         17,421
        200     Texas Industries, Inc............          7,380
      1,280     Titan Corp.*.....................         31,936
        480     TRC Cos., Inc.*..................         24,000
        800     UTI Worldwide, Inc...............         15,656
      1,800     Viisage Technology, Inc.*........         17,568
      1,000     Visionics Corp.*.................         14,430
        660     Waste Connections, Inc.*.........         20,453
      1,400     Werner Enterprises, Inc..........         34,020
      1,500     Willbros Group, Inc.*............         24,000
                                                   -------------
                                                         734,200
                                                   -------------

                CONSUMER CYCLICAL - 11.19%

      5,010     American Classic Voyages Co.*....             25
        900     Atlantic Coast Airlines Holdings,
                Inc.* ...........................         20,961
      1,630     Bally Total Fitness Holding Corp.*        35,143
        600     Bell Microproducts, Inc.*........          7,572

   SHARES                                               VALUE
   ------                                               -----

                CONSUMER CYCLICAL (CONTINUED)

      3,020     Bombay Co. (The), Inc.*..........  $       6,886
      1,510     Brass Eagle, Inc.*...............          8,305
        300     Brookstone, Inc.*................          3,519
      1,000     Callaway Golf Co.................         19,150
      2,910     Cash America International, Inc..         24,735
      1,080     Cooper Tire & Rubber Co..........         17,237
      4,260     InterTAN, Inc.*..................         53,506
        320     Mobile Mini, Inc.*...............         12,518
      2,110     Nu Skin Enterprises, Inc., Class A        18,462
      1,300     O'Charley's, Inc.*...............         24,063
        400     P.F. Chang's China Bistro, Inc.*.         18,920
      1,900     PETsMART, Inc.*..................         18,696
      1,400     Pier 1 Imports, Inc..............         24,276
        360     Polaris Industries, Inc..........         20,790
        400     Polycom, Inc.*...................         13,628
        775     Rare Hospitality International,
                Inc.* ...........................         17,469
        830     Ruby Tuesday, Inc................         17,123
        700     School Specialty, Inc.*..........         16,016
        800     SkyWest, Inc.....................         20,360
      1,320     Travis Boats & Motors, Inc.*.....          2,561
        400     Tweeter Home Entertainment Group,
                Inc.* ...........................         11,600
      1,000     Ultimate Electronics, Inc.*......         30,000
      1,400     United Stationers, Inc.*.........         47,110
      2,340     Watsco, Inc......................         33,228
                                                   -------------
                                                         543,859
                                                   -------------

                COMMUNICATIONS - 10.17%

      1,260     Aeroflex, Inc.*..................         23,852
        460     AirGate Pcs, Inc.*...............         20,953
      1,300     Alamosa Holdings, Inc.*..........         15,509
      2,000     Centra Software, Inc.*...........         16,000
      2,300     Chordiant Software, Inc.*........         18,193
      1,300     Genesys SA, ADR*.................          8,450
        900     Harmonic, Inc.*..................         10,818
      1,700     iManage, Inc.*...................         13,413
        800     Intrusion.com, Inc.*.............          1,376
      2,400     Liberate Technologies, Inc.*.....         27,552
      1,060     Lightbridge, Inc.*...............         12,879
        100     MatrixOne, Inc.*.................          1,299
        575     Netegrity, Inc.*.................         11,132
      1,200     Nucentrix Broadband Networks, Inc.*       13,200
      1,100     RMH Teleservices, Inc.*..........         21,010
      1,900     Saba Software, Inc.*.............          9,918
        300     Scholastic Corp.*................         15,099
      3,700     Secure Computing Corp.*..........         76,035
      1,830     Spectralink Corp.*...............         31,348
      1,320     Stellent, Inc.*..................         39,019
        400     Tekelec *........................          7,244
        870     Tollgrade Communcations, Inc.*...         29,014
        500     TriZetto Group, Inc.*............          6,560
      2,900     US Unwired, Inc., Class A*.......         29,522
        700     WebEx Communications, Inc.*......         17,395
        700     West Corp.*......................         17,458
                                                   -------------
                                                         494,248
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL COMPANY GROWTH FUND

DECEMBER 31, 2001

   SHARES                                               VALUE
   ------                                               -----

                FINANCE - 5.33%

        690     Annuity & Life Re (Holdings), Ltd. $      17,326
        825     Flushing Financial Corp..........         14,685
      1,390     Hibernia Corp., Class A..........         24,728
        605     Hudson United Bancorp............         17,364
      1,960     MFC Bancorp, Ltd.*...............         22,540
        700     Philadelphia Consolidated Holding
                Corp.* ..........................         26,397
        945     Provident Bankshares Corp........         22,964
        700     Resource Bancshares Mortgage
                Group, Inc. .....................          8,022
      1,490     Riggs National Corp..............         20,815
        690     Southwest Bancorp of Texas, Inc.*         20,886
        850     Sterling Bancshares, Inc.........         10,642
        800     Webster Financial Corp...........         25,224
        700     Westamerica Bancorp..............         27,699
                                                   -------------
                                                         259,292
                                                   -------------

                ENERGY - 4.84%

        810     3TEC Energy Corp.*...............         11,340
      1,200     Arch Coal, Inc...................         27,240
      1,300     Brigham Exploration Co.*.........          3,900
        800     Brown (Tom), Inc.*...............         21,608
        570     Evergreen Resources, Inc.*.......         22,008
      1,400     Exco Resources, Inc.*............         23,520
      1,300     Global Industries, Ltd.*.........         11,570
        800     Massey Energy Co.................         16,584
        700     Peabody Energy Corp..............         19,733
      2,500     PetroQuest Energy, Inc.*.........         13,300
        300     Remington Oil & Gas Corp.*.......          5,190
        320     St. Mary Land & Exploration Co...          6,781
        700     Swift Energy Co.*................         14,140
        700     Western Gas Resources, Inc.......         22,624
        892     XTO Energy, Inc..................         15,610
                                                   -------------
                                                         235,148
                                                   -------------
                TOTAL COMMON STOCKS .............      4,712,916
                                                   -------------
                (Cost $4,598,272)

CONVERTIBLE PREFERRED STOCK - 0.50%

      1,400     Exco Resources, Inc., 5.00%......         24,514
                                                   -------------
                TOTAL CONVERTIBLE PREFERRED STOCK         24,514
                                                   -------------
                (Cost $28,325)

  PAR VALUE                                              VALUE
  ---------                                              -----

REPURCHASE AGREEMENT - 3.09%

 $  150,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                1.75%, Due 01/02/2002, dated 12/31/2001
                Repurchase Price $150,015
                (Collateralized by U.S. Treasury
                Bonds & Notes, 4.63% - 8.13%
                Due 01/31/2002 - 05/15/2030;
                Total Par $140,535
                Market Value $153,000)...........  $     150,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        150,000
                                                   -------------
                (Cost $150,000)

TOTAL INVESTMENTS - 100.54%......................      4,887,430
                                                   -------------
(Cost $4,776,597)

NET OTHER ASSETS AND LIABILITIES - (0.54)%.......        (26,049)
                                                   -------------
NET ASSETS - 100.00%.............................  $   4,861,381
                                                   =============

-------------------------------
*      Non-income producing security.
ADR    American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

     COLUMBIA REAL ESTATE EQUITY FUND II

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

   SHARES                                               VALUE
   ------                                               -----

COMMON STOCKS - 97.89%

                REAL ESTATE - 91.32%

        775     Alexandria Real Estate Equities,
                Inc.                               $      31,852
        700     AMB Property Corp................         18,200
      1,550     Archstone-Smith Trust............         40,765
      1,200     AvalonBay Communities, Inc.......         56,772
        725     Boston Properties, Inc...........         27,550
        675     Camden Property Trust............         24,772
      1,525     CarrAmerica Realty Corp..........         45,902
         75     CenterPoint Properties Corp......          3,735
      2,700     Cousins Properties, Inc..........         65,772
      4,221     Equity Office Properties Trust...        126,968
      1,900     Equity Residential Properties Trust       54,549
        275     First Industrial Realty Trust....          8,552
      1,400     General Growth Properties, Inc...         54,320
      2,400     Host Marriott Corp...............         21,600
      2,200     iStar Financial, Inc.............         54,890
        863     Kimco Realty Corp................         28,195
        475     Liberty Property Trust...........         14,179
        375     Pan Pacific Retail Properties, Inc.       10,770
        625     Prentiss Properties Trust........         17,156
      1,225     ProLogis Trust...................         26,350
        875     Public Storage, Inc..............         29,225
      1,525     Reckson Associates Realty Corp...         35,624
      2,050     Security Capital Group, Inc.*....         52,009
      1,950     Simon Property Group, Inc........         57,194
      3,225     TrizecHahn Corp..................         50,633
      1,400     Vornado Realty Trust.............         58,240
                                                   -------------
                                                       1,015,774
                                                   -------------

                BASIC MATERIALS - 4.36%

      1,709     Plum Creek Timber Co., Inc.......         48,450
                                                   -------------

                CONSUMER CYCLICAL - 2.21%

        825     Starwood Hotels & Resorts
                Worldwide, Inc. .................         24,626
                                                   -------------
                TOTAL COMMON STOCKS .............      1,088,850
                                                   -------------
                (Cost $979,668)

   SHARES                                               VALUE
   ------                                               -----

INVESTMENT COMPANY - 2.04%

     22,743     J.P. Morgan U.S. Government Money
                Market Fund......................  $      22,743
                                                   -------------
                TOTAL INVESTMENT COMPANY ........         22,743
                                                   -------------
                (Cost $22,743)

TOTAL INVESTMENTS - 99.93%.......................      1,111,593
                                                   -------------
(Cost $1,002,411)

NET OTHER ASSETS AND LIABILITIES - 0.07%.........            785
                                                   -------------
NET ASSETS - 100.00%.............................  $   1,112,378
                                                   =============

------------------------------
*      Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

     ASSET ALLOCATION FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

   SHARES                                               VALUE
   ------                                               -----

COMMON STOCKS - 55.83%

                CONSUMER STAPLES - 13.52%

     13,000     Bristol-Myers Squibb Co..........  $     663,000
     15,000     Cardinal Health, Inc.............        969,900
     26,000     Elan Corp. Plc, ADR*.............      1,171,560
     17,000     Forest Laboratories, Inc.*.......      1,393,150
     27,000     Genzyme Corp.*...................      1,616,220
     19,000     Kraft Foods, Inc., Class A.......        646,570
     12,000     Medtronic, Inc...................        614,520
     11,000     Merck & Co., Inc.................        646,800
     23,000     PepsiCo, Inc.....................      1,119,870
     32,000     Pfizer, Inc......................      1,275,200
      5,000     Procter & Gamble Co..............        395,650
                                                   -------------
                                                      10,512,440
                                                   -------------

                TECHNOLOGY - 11.43%

     12,000     Analog Devices, Inc.*............        532,680
     14,000     Applied Materials, Inc.*.........        561,400
     18,000     Automatic Data Processing, Inc...      1,060,200
     12,000     Dell Computer Corp.*.............        326,160
     10,000     Electronic Data Systems Corp.....        685,500
     40,000     EMC Corp.*.......................        537,600
      7,000     First Data Corp..................        549,150
     21,000     Flextronics International, Ltd.*.        503,790
     36,000     Intel Corp.......................      1,132,200
      8,000     IBM Corp.........................        967,680
     21,000     Microsoft Corp.*.................      1,391,250
     23,000     Texas Instruments, Inc...........        644,000
                                                   -------------
                                                       8,891,610
                                                   -------------

                FINANCE - 9.24%

     22,000     American International Group, Inc.     1,746,800
     20,000     Bank of New York Co., Inc........        816,000
     42,000     Citigroup, Inc...................      2,120,160
      5,000     Fannie Mae.......................        397,500
     10,500     Merrill Lynch & Co., Inc.........        547,260
     19,500     Morgan (J.P.) Chase & Co.........        708,825
      6,000     Washington Mutual, Inc...........        196,200
     15,000     Wells Fargo & Co.................        651,750
                                                   -------------
                                                       7,184,495
                                                   -------------

                INDUSTRIAL - 6.77%

     31,000     General Electric Co..............      1,242,480
      9,000     Illinois Tool Works, Inc.........        609,480
      8,000     Minnesota Mining & Manufacturing Co.     945,680
     32,000     Tyco International, Ltd..........      1,884,800
      9,000     United Technologies Corp.........        581,670
                                                   -------------
                                                       5,264,110
                                                   -------------

   SHARES                                               VALUE
   ------                                               -----

                COMMUNICATIONS - 5.24%

     25,000     AOL Time Warner, Inc.*...........  $     802,500
     50,000     Cisco Systems, Inc.*.............        905,500
     26,000     Comcast Corp., Class A*..........        936,000
     15,000     JDS Uniphase Corp.*..............        130,200
     28,000     Qwest Communications
                International, Inc. .............        395,640
     16,000     SBC Communications, Inc..........        626,720
     20,000     WorldCom, Inc.-WorldCom Group*...        281,600
                                                   -------------
                                                       4,078,160
                                                   -------------

                ENERGY - 4.64%

     10,000     Baker Hughes, Inc................        364,700
     12,000     Conoco, Inc......................        339,600
     20,000     Exxon Mobil Corp.................        786,000
      7,000     Kerr-McGee Corp..................        383,600
      8,000     Noble Drilling Corp.*............        272,320
     14,000     Smith International, Inc.*.......        750,680
     28,000     Williams Cos., Inc...............        714,560
                                                   -------------
                                                       3,611,460
                                                   -------------

                CONSUMER CYCLICAL - 4.56%

     33,000     CVS Corp.........................        976,800
     28,000     Home Depot, Inc..................      1,428,280
     23,000     Target Corp......................        944,150
      5,000     TJX Cos., Inc....................        199,300
                                                   -------------
                                                       3,548,530
                                                   -------------

                BASIC MATERIALS - 0.43%

     10,000     Dow Chemical Co..................        337,800
                                                   -------------
                TOTAL COMMON STOCKS .............     43,428,605
                                                   -------------
                (Cost $39,067,195)
 PAR VALUE
 ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.78%

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.97%

 $  241,449     6.12%, 10/01/08, Pool # 380999...        250,503
    200,000     6.38%, 06/15/09..................        211,169
    213,979     7.50%, 09/01/15, Pool # 552002...        223,875
    483,975     6.00%, 04/01/16, Pool # 577334...        485,639
    192,544     5.50%, 05/01/16, Pool # 357124...        189,535
    300,000     6.25%, 05/15/29..................        300,164
    167,323     7.50%, 02/01/30, Pool # 531745...        172,918
    158,969     8.00%, 04/01/30, Pool # 534220...        166,620
     18,872     8.00%, 04/01/30, Pool # 536553...         19,781
    222,743     8.00%, 05/01/30, Pool # 534205...        233,463
    250,000     7.25%, 05/15/30..................        283,215
    298,289     6.00%, 07/01/31, Pool # 594716...        292,137
    671,289     7.00%, 07/01/31, Pool # 596213...        684,925
    637,347     7.50%, 07/01/31, Pool # 253929...        658,061
    472,991     6.50%, 08/01/31, Pool # 595999...        473,878
                                                   -------------
                                                       4,645,883
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

DECEMBER 31, 2001

  PAR VALUE                                              VALUE
  ---------                                              -----

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.32%

 $  300,000     6.25%, 07/15/04..................  $     318,846
    150,000     5.25%, 01/15/06..................        153,269
    500,000     6.63%, 09/15/09..................        533,103
    250,000     6.00%, 06/15/11..................        255,080
     78,813     7.50%, 07/01/15, Pool # E80965, Gold      82,458
    101,851     8.00%, 09/01/15, Pool # E00881, Gold     107,071
    117,944     7.00%, 04/01/29, Pool # C00756, Gold     120,598
    184,130     7.50%, 01/01/30, Pool # C35185, Gold     190,114
    486,098     6.50%, 07/01/31, Pool # C55192, Gold     487,921
    328,537     7.00%, 08/01/31, Pool # C01211, Gold     335,005
                                                   -------------
                                                       2,583,465
                                                   -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.85%

    294,331     6.50%, 05/15/13, Pool # 473566...        302,701
     30,244     7.00%, 11/15/13, Pool # 780921...         31,576
     22,926     9.00%, 12/15/17, Pool # 780201...         25,125
    171,053     6.50%, 05/15/24, Pool # 780168...        173,138
    328,315     6.00%, 03/15/29, Pool # 476986...        322,672
    371,463     6.50%, 04/15/29, Pool # 474844...        373,552
    202,906     6.50%, 05/15/29, Pool # 487199...        204,047
    445,609     7.50%, 09/15/29, Pool # 466164...        462,319
    312,528     7.00%, 06/15/31, Pool # 426776...        319,755
                                                   -------------
                                                       2,214,885
                                                   -------------

                U.S. TREASURY NOTES - 1.58%

    200,000     5.75%, 08/15/03..................        209,586
    100,000     5.25%, 05/15/04..................        104,297
     25,000     6.13%, 08/15/07..................         26,906
    750,000     5.63%, 05/15/08..................        786,387
    100,000     5.00%, 08/15/11..................         99,781
                                                   -------------
                                                       1,226,957
                                                   -------------

                U.S. TREASURY BONDS - 0.87%

    110,000     12.00%, 08/15/13.................        153,712
    140,000     8.88%, 08/15/17..................        185,894
    215,000     8.13%, 08/15/19..................        271,522
     50,000     8.13%, 08/15/21..................         63,844
                                                   -------------
                                                         674,972
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 0.67%

    500,000     A.I.D. Israel, Series 8-C
                6.63%, 08/15/03..................        522,162
                                                   -------------

                FEDERAL HOME LOAN BANK - 0.52%

    385,000     7.25%, 05/15/03..................        408,614
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................     12,276,938
                                                   -------------
                (Cost $11,959,254)

  PAR VALUE                                              VALUE
  ---------                                              -----

CORPORATE NOTES AND BONDS - 15.72%

 $  500,000     AIG SunAmerica Global Financing
                Senior Note
                5.20%, 05/10/04 (B)..............  $     515,225
    250,000     AOL Time Warner, Inc.
                6.75%, 04/15/11..................        256,626
     75,000     AOL Time Warner, Inc.
                6.95%, 01/15/28..................         73,571
     75,000     AOL Time Warner, Inc., Debenture
                7.63%, 04/15/31..................         79,573
    100,000     Bae Systems Holdings, Inc.
                6.40%, 12/15/11..................         99,143
    100,000     Baker Hughes, Inc.
                6.88%, 01/15/29..................        100,994
    175,000     Bank of America Corp.
                7.80%, 02/15/10..................        191,682
    100,000     Bank One Corp.
                7.88%, 08/01/10..................        110,285
    250,000     Becton Dickinson & Co.
                7.15%, 10/01/09..................        264,915
    100,000     Becton Dickinson & Co., Debenture
                7.00%, 08/01/27..................         99,665
    250,000     Black & Decker Corp.
                7.13%, 06/01/11..................        257,851
    150,000     Boeing Capital Corp., Senior Note
                5.75%, 02/15/07..................        149,721
    200,000     Burlington Northern Santa Fe Corp.
                Debenture
                6.88%, 02/15/16..................        205,941
     25,000     Cendant Corp.
                6.88%, 08/15/06 (B)..............         24,172
    200,000     Coastal Corp.
                7.50%, 08/15/06..................        202,642
    115,000     Coca-Cola Enterprises
                6.95%, 11/15/26..................        119,746
    300,000     Colgate-Palmolive Co., Series C, MTN
                5.27%, 12/01/03..................        308,684
    100,000     Conagra Foods, Inc.
                6.75%, 09/15/11..................        102,346
    200,000     Conoco, Inc.
                6.95%, 04/15/29..................        203,999
    250,000     Cox Communications, Inc.
                7.75%, 11/01/10..................        267,385
    750,000     Diageo Capital Plc, Yankee
                6.00%, 03/27/03..................        776,138
    100,000     Diageo Capital Plc, Yankee
                6.13%, 08/15/05..................        103,394
    350,000     Disney (Walt) Co.
                4.50%, 09/15/04..................        349,692
    150,000     Dominion Resources, Inc., Series B
                7.63%, 07/15/05..................        160,048
    100,000     First Union National Bank
                Subordinated Bank Note
                7.80%, 08/18/10..................        109,964
    150,000     Ford Motor Credit Co.
                7.25%, 10/25/11..................        146,220
     25,000     Ford Motor Credit Co.
                7.45%, 07/16/31..................         22,969

                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

DECEMBER 31, 2001

  PAR VALUE                                              VALUE
  ---------                                              -----

CORPORATE NOTES AND BONDS (CONTINUED)

 $  250,000     General Electric Capital Corp.
                7.50%, 06/05/03..................  $     264,529
    125,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..................        125,721
     50,000     General Motors Acceptance Corp.
                8.00%, 11/01/31..................         51,035
    100,000     IBM Corp., Debenture
                6.22%, 08/01/27..................        104,649
    200,000     Illinois Tool Works, Inc.
                5.75%, 03/01/09..................        200,470
    125,000     Indiana Michigan Power
                6.13%, 12/15/06..................        124,560
    300,000     International Bank of Reconstruction &
                Development
                7.00%, 01/27/05..................        325,187
    125,000     International Paper Co.
                8.13%, 07/08/05..................        135,233
    200,000     Johnson & Johnson Co., Debenture
                6.95%, 09/01/29..................        215,865
    100,000     Kellogg Co., Series B
                6.60%, 04/01/11..................        102,952
    100,000     Kellogg Co., Series B
                7.45%, 04/01/31..................        107,677
    100,000     Kerr-McGee Corp.
                7.88%, 09/15/31..................        105,691
    100,000     May Department Stores Co.
                7.45%, 10/15/16..................        108,565
    195,000     McDonald's Corp., Series E, MTN
                5.95%, 01/15/08..................        200,715
    250,000     Minnesota Mining & Manufacturing Co.
                Debenture
                6.38%, 02/15/28..................        248,807
    200,000     Morgan (J.P.) Chase & Co.
                5.63%, 08/15/06..................        203,346
    200,000     Morgan (J.P.) Chase & Co.
                6.75%, 02/01/11..................        205,081
    125,000     Morgan Stanley Dean Witter & Co.
                6.10%, 04/15/06..................        128,935
    250,000     National Rural Utilities Cooperative
                Finance Corp.
                7.38%, 02/10/03..................        261,175
    100,000     Norfolk Southern Corp., Senior Note
                7.25%, 02/15/31..................        102,459
    100,000     Parker-Hannifin Corp.
                7.30%, 05/15/11..................        102,259
    250,000     PepsiCo, Inc., MTN
                5.75%, 01/15/08..................        258,831
    200,000     Phillips Petroleum Co., Debenture
                9.38%, 02/15/11..................        236,309
    250,000     Pitney Bowes Credit Corp.
                6.63%, 06/01/02..................        254,429
    250,000     Potomac Electric Power Co.
                First Mortgage
                6.50%, 09/15/05..................        259,738
    250,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................        259,559

  PAR VALUE                                              VALUE
  ---------                                              -----

CORPORATE NOTES AND BONDS (CONTINUED)

 $  200,000     Public Service Electric & Gas
                Series A, MTN
                7.19%, 09/06/02..................  $     205,994
    300,000     Qwest Corp.
                7.63%, 06/09/03..................        306,852
     60,000     SunTrust Bank of Central Florida
                Subordinated Note
                6.90%, 07/01/07..................         64,069
    250,000     Sysco Corp.
                7.25%, 04/15/07..................        271,346
     75,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................         74,901
    150,000     Target Corp.
                5.95%, 05/15/06..................        154,891
    200,000     Tele-Communication, Inc., Senior Note
                7.25%, 08/01/05..................        208,078
    200,000     Tyco International Group S.A., Yankee
                4.95%, 08/01/03..................        202,600
     50,000     Tyco International Group S.A., Yankee
                6.88%, 01/15/29..................         48,110
     50,000     U.S. Bank N.A., Subordinated Note
                6.38%, 08/01/11..................         50,526
    250,000     Unilever Capital Corp.
                6.75%, 11/01/03..................        264,114
    100,000     Union Oil Co. of California, MTN
                6.70%, 10/15/07..................        103,651
    150,000     Wal-Mart Stores, Inc.
                7.55%, 02/15/30..................        172,711
    100,000     Weyerhaeuser Co.
                6.00%, 08/01/06..................        100,451
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .     12,224,662
                                                   -------------
                (Cost $11,827,086)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 3.61%

    725,000     American Express Credit Account Master
                Trust, Series 1999-1, Class A
                5.60%, 11/15/06..................        752,413
    200,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07%, 02/15/08..................        203,252
    500,000     Chase Manhattan Auto Owner Trust
                Series 2001-B, Class A-4
                3.80%, 05/15/08..................        487,482
    150,000     Chemical Master Credit Card Trust I
                Series 1996-2, Class A
                5.98%, 09/15/08..................        155,821
    205,000     Citibank Credit Card Issuance Trust I
                Series 2001-A, Class A-6
                5.65%, 06/16/08..................        209,668
    250,000     Discover Card Master Trust I
                Series 2001-6, Class A
                5.75%, 12/15/08..................        256,600
     20,837     Green Tree Financial Corp.
                Series 1999-5, Class A-2
                6.77%, 04/01/31..................         21,066

                       SEE NOTES TO FINANCIAL STATEMENTS.

ASSET ALLOCATION FUND

DECEMBER 31, 2001

  PAR VALUE                                              VALUE
  ---------                                              -----

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (CONTINUED)

 $   50,000     Honda Auto Receivables Owner Trust
                Series 2001-2, Class A-4
                5.09%, 10/18/06..................  $      51,137
    170,000     Premier Auto Trust
                Series 1999-3, Class A-4
                6.43%, 03/08/04..................        175,215
     33,865     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................         34,877
    200,000     Toyota Auto Receivables Owner Trust
                Series 2001-C, Class A-4
                4.72%, 09/15/08..................        202,287
    250,000     Wells Fargo Auto Trust
                Series 2001-A, Class A-4
                5.07%, 03/15/08..................        256,055
                                                   -------------
                TOTAL ASSET-BACKED AND
                MORTGAGE-BACKED SECURITIES ......      2,805,873
                                                   -------------
                (Cost $2,715,551)

FOREIGN BONDS (A)  - 2.38%

    200,000     Deutsche Ausgleichsbank
                7.00%, 06/23/05..................        216,145
     50,000     France Telecom
                8.50%, 03/01/31 (B)..............         57,274
    350,000     Hydro-Quebec, Series JL
                6.30%, 05/11/11..................        358,607
    100,000     Hydro-Quebec, Yankee, Series HH
                8.50%, 12/01/29..................        124,197
    200,000     Kingdom of Spain
                7.00%, 07/19/05..................        215,870
    500,000     Oesterreich Kontrollbank AG
                5.50%, 01/20/06..................        517,393
    200,000     Province of Ontario
                6.00%, 02/21/06..................        208,518
    100,000     Republic of Italy, Series D
                5.25%, 04/05/06..................        102,156
     50,000     Republic of Italy
                4.38%, 10/25/06..................         48,784
                                                   -------------
                TOTAL FOREIGN BONDS .............      1,848,944
                                                   -------------
                (Cost $1,776,386)

MUNICIPAL SECURITY - 0.29%

                NEW JERSEY - 0.29%

    200,000     New Jersey State, EDA, State Pension
                Funding Revenue, Series A, AMT
                7.43%, 02/15/29
                Insured: MBIA....................        222,042
                                                   -------------
                TOTAL MUNICIPAL SECURITY ........        222,042
                                                   -------------
                (Cost $217,332)

  PAR VALUE                                              VALUE
  ---------                                              -----

REPURCHASE AGREEMENT - 5.30%

 $4,126,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                1.75%, Due 01/02/2002, dated 12/31/2001
                Repurchase Price $4,126,401
                (Collateralized by U.S. Treasury
                Bonds & Notes, 4.63% - 8.13%
                Due 01/31/2002 - 05/15/2030;
                Total Par $3,865,638
                Market Value $4,208,532).........  $   4,126,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......      4,126,000
                                                   -------------
                (Cost $4,126,000)

TOTAL INVESTMENTS - 98.91%.......................     76,933,064
                                                   -------------
(Cost $71,688,804)

NET OTHER ASSETS AND LIABILITIES - 1.09%.........        849,109
                                                   -------------
NET ASSETS - 100.00%.............................  $  77,782,173
                                                   =============

-----------------------------------------
*      Non-income producing security.
(A)    U.S. Dollar Denominated
(B) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. On December 31, 2001, these securities amounted to $596,671 or 0.77% of net assets.
ADR    American Depositary Receipt
AMT Alternative Minimum Tax. Private activity obligations the interest on which is subject to federal AMT for individuals.
CMO    Collateralized Mortgage Obligation
EDA    Economic Development Authority
MBIA   Municipal Bond Insurance Association
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

     HIGH QUALITY BOND FUND

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

  PAR VALUE                                              VALUE
  ---------                                              -----

CORPORATE NOTES AND BONDS - 41.68%

                FINANCE - 14.46%

 $  145,000     American Express Co.
                6.88%, 11/01/05..................  $     153,500
    100,000     Bank of America Corp.
                Subordinated Note
                7.80%, 02/15/10..................        109,533
    150,000     Bank of New York Co., Inc.
                Subordinated Note
                6.63%, 06/15/03..................        157,295
     50,000     Bank One Corp., Subordinated Note
                7.88%, 08/01/10..................         55,143
    100,000     Boeing Capital Corp., Senior Note
                5.75%, 02/15/07..................         99,814
    125,000     Chase Manhattan Corp.
                Subordinated Note
                7.88%, 06/15/10..................        138,058
    175,000     Citigroup, Inc., Senior Note
                6.75%, 12/01/05..................        186,218
    100,000     Citigroup, Inc., Subordinated Note
                7.25%, 10/01/10..................        107,343
    150,000     Comerica, Inc., Subordinated Note
                7.25%, 08/01/07..................        157,718
     75,000     First Union National Bank
                Subordinated Note, Bank Note
                7.80%, 08/18/10..................         82,473
    120,000     Ford Motor Credit Co.
                7.60%, 08/01/05..................        123,276
    125,000     General Electric Capital Corp.
                Series A, MTN
                6.80%, 11/01/05..................        134,022
     50,000     General Motors Acceptance Corp.
                7.50%, 07/15/05..................         52,604
    150,000     General Motors Acceptance Corp.
                6.75%, 01/15/06..................        152,603
     50,000     General Motors Acceptance Corp.
                7.25%, 03/02/11..................         50,288
    100,000     Mellon Bank, N.A., Subordinated Note
                Bank Note
                7.63%, 09/15/07..................        110,806
     50,000     Mellon Funding Corp.
                6.00%, 03/01/04..................         52,042
    150,000     Merrill Lynch & Co., Inc.,
                Series B, MTN
                6.13%, 05/16/06..................        155,422
    100,000     Morgan (J.P.) Chase & Co.,
                Subordinated Note
                6.75%, 02/01/11..................        102,540
     80,000     Morgan Stanley Dean Witter Co.
                Unsubordinated Note
                6.10%, 04/15/06..................         82,518
    110,000     National City Corp.,
                Subordinated Note
                5.75%, 02/01/09..................        106,912
    125,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                7.25%, 09/15/06..................        135,187

  PAR VALUE                                              VALUE
  ---------                                              -----

                FINANCE (CONTINUED)

 $  100,000     SunTrust Bank, Atlanta
                Subordinated Note, Bank Note
                6.38%, 04/01/11..................  $     101,715
    150,000     U.S. Bank, N.A. Minnesota, Bank Note
                5.63%, 11/30/05..................        152,064
    100,000     Wachovia Corp., Senior Note
                7.45%, 07/15/05..................        108,007
                                                   -------------
                                                       2,867,101
                                                   -------------

                CONSUMER STAPLES - 6.48%

    100,000     Abbott Laboratories
                6.40%, 12/01/06..................        106,475
     25,000     Anheuser-Busch Cos., Inc., Debenture
                6.80%, 08/20/32..................         26,186
    200,000     Bristol-Myers Squibb Co.
                4.75%, 10/01/06..................        198,592
    130,000     Coca-Cola Co.
                5.75%, 03/15/11..................        128,772
    100,000     ConAgra Foods, Inc.
                6.75%, 09/15/11..................        102,346
    200,000     Hershey Foods Corp., Debenture
                7.20%, 08/15/27..................        214,556
     70,000     Johnson & Johnson, Debenture
                6.95%, 09/01/29..................         75,553
     25,000     Kellogg Co., Series B
                6.00%, 04/01/06..................         25,624
    100,000     PepsiCo, Inc., MTN
                5.75%, 01/15/08..................        103,532
    100,000     Pharmacia Corp., Debenture
                6.60%, 12/01/28..................        101,325
    100,000     Sara Lee Corp.
                6.25%, 09/15/11..................        101,688
    100,000     Sysco Corp., Debenture
                6.50%, 08/01/28..................         99,867
                                                   -------------
                                                       1,284,516
                                                   -------------

                COMMUNICATIONS - 6.35%

    150,000     AOL Time Warner, Inc.
                6.75%, 04/15/11..................        153,976
     50,000     AOL Time Warner, Inc.
                7.63%, 04/15/31..................         53,049
     75,000     Comcast Cable Communications, Inc.
                Senior Note
                6.88%, 06/15/09..................         75,923
    125,000     Cox Communications, Inc.
                7.75%, 11/01/10..................        133,692
    100,000     Disney (Walt) Co.
                7.30%, 02/08/05..................        105,116
    150,000     SBC Communications, Inc.
                5.75%, 05/02/06..................        153,899
    100,000     Sprint Capital Corp.
                6.00%, 01/15/07 (B)..............         99,395
    100,000     Telecom de Puerto Rico Co.
                6.15%, 05/15/02..................        101,177

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

DECEMBER 31, 2001

  PAR VALUE                                              VALUE
  ---------                                              -----

                COMMUNICATIONS (CONTINUED)

 $  220,000     Verizon New England, Inc.,
                Senior Note
                6.50%, 09/15/11..................  $     224,073
    150,000     WorldCom, Inc.-WorldCom Group
                8.25%, 05/15/31..................        159,012
                                                   -------------
                                                       1,259,312
                                                   -------------

                INDUSTRIAL - 6.08%

     50,000     Bemis Co., Inc.
                6.50%, 08/15/08..................         51,232
     50,000     Black & Decker Corp., Senior Note
                7.13%, 06/01/11..................         51,570
    150,000     Burlington Northern Santa Fe Corp.
                Debenture
                7.00%, 12/15/25..................        150,178
    155,000     Illinois Tool Works, Inc.
                5.75%, 03/01/09..................        155,364
    200,000     Minnesota Mining & Manufacturing Co.
                Debenture
                6.38%, 02/15/28..................        199,045
     75,000     Norfolk Southern Corp., Senior Note
                7.25%, 02/15/31..................         76,845
    125,000     Unilever NV, Series F, MTN
                6.63%, 04/15/28..................        125,371
    125,000     United Parcel Service, Inc.,
                Debenture
                8.38%, 04/01/30..................        151,987
    130,000     United Technologies Corp.
                6.35%, 03/01/11..................        132,444
    100,000     United Technologies Corp., Debenture
                7.50%, 09/15/29..................        110,567
                                                   -------------
                                                       1,204,603
                                                   -------------

                ENERGY - 2.58%

    100,000     Anadarko Finance Co., Series B
                6.75%, 05/01/11..................        102,070
     70,000     Anadarko Finance Co., Series B
                7.50%, 05/01/31..................         73,173
     65,000     Conoco, Inc., Senior Note
                6.95%, 04/15/29..................         66,300
    140,000     Occidental Petroleum Corp.,
                Senior Note
                6.50%, 04/01/05..................        145,374
    125,000     Texaco Capital, Inc.
                5.50%, 01/15/09..................        124,063
                                                   -------------
                                                         510,980
                                                   -------------

                CONSUMER CYCLICAL - 2.29%

    225,000     Ford Motor Co.
                7.45%, 07/16/31..................        206,722
    120,000     Home Depot, Inc., Senior Note
                5.38%, 04/01/06..................        122,252
    125,000     Target Corp., Debenture
                6.65%, 08/01/28..................        125,640
                                                   -------------
                                                         454,614
                                                   -------------

  PAR VALUE                                              VALUE
  ---------                                              -----

                TECHNOLOGY - 1.53%

 $  200,000     IBM Corp.
                4.88%, 10/01/06..................  $     198,668
    100,000     IBM Corp., Debenture
                6.22%, 08/01/27..................        104,649
                                                   -------------
                                                         303,317
                                                   -------------

                BASIC MATERIALS - 1.12%

    125,000     Alcoa, Inc.
                7.25%, 08/01/05..................        136,186
     80,000     International Paper Co.
                8.13%, 07/08/05..................         86,549
                                                   -------------
                                                         222,735
                                                   -------------

                UTILITIES - 0.79%

    150,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................        155,736
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .      8,262,914
                                                   -------------
                (Cost $8,050,314)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 26.44%


                U.S. TREASURY BONDS - 8.17%

    100,000     12.00%, 08/15/13.................        139,738
     90,000     7.50%, 11/15/16..................        106,457
     75,000     8.88%, 08/15/17..................         99,586
    200,000     9.00%, 11/15/18..................        270,797
    150,000     8.75%, 05/15/20..................        201,047
    200,000     8.13%, 08/15/21..................        255,375
     75,000     6.25%, 08/15/23..................         79,418
    290,000     5.25%, 11/15/28..................        271,717
    180,000     6.25%, 05/15/30..................        195,040
                                                   -------------
                                                       1,619,175
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.64%

    500,000     5.25%, 06/04/04..................        506,643
    125,000     6.00%, 12/15/05..................        131,594
    200,000     5.50%, 02/15/06..................        206,192
    250,000     7.13%, 03/15/07..................        275,588
    200,000     5.50%, 03/15/11..................        196,898
                                                   -------------
                                                       1,316,915
                                                   -------------

                U.S. TREASURY NOTES - 5.27%

     75,000     5.50%, 05/31/03..................         78,182
    150,000     2.75%, 10/31/03..................        149,725
    520,000     5.25%, 05/15/04..................        542,344
    160,000     5.88%, 11/15/04..................        169,463
     50,000     6.25%, 02/15/07..................         54,039
     25,000     5.50%, 05/15/09..................         25,915
     25,000     5.00%, 08/15/11..................         24,945
                                                   -------------
                                                       1,044,613
                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

DECEMBER 31, 2001

  PAR VALUE                                              VALUE
  ---------                                              -----

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.18%

 $  100,000     5.75%, 07/15/03..................  $     104,409
    150,000     6.25%, 07/15/04..................        159,423
    200,000     6.63%, 09/15/09..................        213,241
    515,000     6.75%, 03/15/31..................        549,345
                                                   -------------
                                                       1,026,418
                                                   -------------

                U.S. GOVERNMENT-BACKED BONDS - 1.18%

    100,000     A.I.D. Israel, Series 8-D
                6.75%, 08/15/04..................        105,858
    125,000     Private Export Funding Corp.,
                Series M
                5.34%, 03/15/06..................        127,795
                                                   -------------
                                                         233,653
                                                   -------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS .....................      5,240,774
                                                   -------------
                (Cost $5,108,186)

MORTGAGE-BACKED SECURITIES - 14.99%


                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.59%

    180,554     6.50%, 10/15/13, Pool # 446759...        185,689
    152,824     6.75%, 07/20/22, Pool # 008022 (A)       157,605
    125,513     7.50%, 10/15/27, Pool # 455324...        130,573
    203,153     6.00%, 03/15/29, Pool # 464632...        199,661
    558,591     7.00%, 09/15/29, Pool # 510394...        571,683
    107,105     7.50%, 09/15/29, Pool # 508805...        111,121
    140,201     8.50%, 04/15/30, Pool # 521815...        148,656
                                                   -------------
                                                       1,504,988
                                                   -------------

                FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.52%

    335,761     7.00%, 06/01/16, Pool # G11171...        347,828
    250,000     6.00%, 04/15/22, Series 2118, Class QC   253,462
     93,904     6.50%, 10/15/23, Series 1990, Class E     96,151
                                                   -------------
                                                         697,441
                                                   -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.00%

    171,927     7.00%, 03/01/15, Pool # 535200...        178,213
    117,725     8.00%, 04/01/30, Pool # 536553...        123,391
    293,489     6.50%, 08/01/31, Pool # 600564...        294,039
                                                   -------------
                                                         595,643
                                                   -------------

                STRUCTURED MORTGAGE PRODUCT - 0.88%

    169,324     Rural Housing Trust
                Series 1987-1, Class 1-D, CMO
                6.33%, 04/01/26..................        174,383
                                                   -------------
                TOTAL MORTGAGE-BACKED SECURITIES       2,972,455
                                                   -------------
                (Cost $2,885,346)

  PAR VALUE                                              VALUE
  ---------                                              -----

ASSET-BACKED SECURITIES - 6.81%

 $  100,000     BMW Vehicle Owner Trust
                Series 2001-A, Class A-3
                4.70%, 03/25/05..................  $     102,105
    125,000     Chase Manhattan Auto Owner Trust
                Series 2001-A, Class A-4
                5.07%, 02/15/08..................        127,033
    250,000     Chase Manhattan Auto Owner Trust
                Series 2001-B, Class A-4
                3.80%, 05/15/08..................        243,741
    250,000     Citibank Credit Card Issuance Trust
                Series 2001-A6, Class A-6
                5.65%, 06/16/08..................        255,693
    209,861     Harley-Davidson Motorcycle Trust
                Series 2001-2, Class A-1
                3.77%, 04/17/06..................        211,887
    200,000     Honda Auto Receivables Owner Trust
                Series 2001-2, Class A-3
                4.67%, 03/18/05..................        204,008
    200,000     Wells Fargo Auto Trust
                Series 2001-A, Class A-4
                5.07%, 03/15/08..................        204,844
                                                   -------------
                TOTAL ASSET-BACKED SECURITIES ...      1,349,311
                                                   -------------
                (Cost $1,341,200)

FOREIGN BONDS (C) - 6.51%

    100,000     Government of Canada
                6.75%, 08/28/06..................        107,613
    125,000     Hydro-Quebec, Series JL
                6.30%, 05/11/11..................        128,074
     75,000     Hydro-Quebec, Yankee, Series HH
                8.50%, 12/01/29..................         93,148
    125,000     Inter-American Development Bank
                Debenture, Yankee
                8.88%, 06/01/09..................        150,304
    140,000     Province of Alberta
                4.88%, 10/29/03..................        143,545
    150,000     Province of British Columbia
                5.38%, 10/29/08..................        149,455
    100,000     Province of Manitoba
                4.25%, 11/20/06..................         97,171
     50,000     Province of Manitoba
                Yankee, Debenture, Series EF
                5.50%, 10/01/08..................         50,988
     40,000     Province of Ontario
                7.00%, 08/04/05..................         42,948
     90,000     Province of Quebec, Debenture
                7.50%, 09/15/29..................        100,700
    125,000     Province of Quebec
                Senior Unsubordinated Note
                5.75%, 02/15/09..................        125,193
    100,000     Province of Quebec
                Debenture, Series PJ
                6.13%, 01/22/11..................        100,915
                                                   -------------
                TOTAL FOREIGN BONDS .............      1,290,054
                                                   -------------
                (Cost $1,264,474)

                       SEE NOTES TO FINANCIAL STATEMENTS.

HIGH QUALITY BOND FUND

DECEMBER 31, 2001

  PAR VALUE                                              VALUE
  ---------                                              -----

MUNICIPAL SECURITY - 0.78%

                CALIFORNIA - 0.78%

 $  150,000     Leland Stanford Junior University
                6.88%, 02/01/24..................  $     154,950
                                                   -------------
                TOTAL MUNICIPAL SECURITY ........        154,950
                                                   -------------
                (Cost $146,574)

REPURCHASE AGREEMENT - 1.51%

    300,000     Repurchase Agreement with:
                Credit Suisse First Boston Corp.
                1.75%, Due 01/02/2002, dated 12/31/2001
                Repurchase Price $300,029
                (Collateralized by U.S. Treasury
                Bonds & Notes, 4.63% - 8.13%
                Due 01/31/2002 - 05/15/2030;
                Total Par $281,069
                Market Value $306,001)...........        300,000
                                                   -------------
                TOTAL REPURCHASE AGREEMENT ......        300,000
                                                   -------------
                (Cost $300,000)
TOTAL INVESTMENTS - 98.72%.......................     19,570,458
                                                   -------------
 (Cost $19,096,094)
NET OTHER ASSETS AND LIABILITIES - 1.28%.........        253,958
                                                   -------------
NET ASSETS - 100.00%.............................  $  19,824,416
                                                   =============

---------------------------------
(A) Floating rate note. Interest rate shown reflects rate in effect on December 31, 2001.
(B) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration to qualified institutional buyers. On December 31, 2001, this security amounted to $99,395 or 0.50% of net assets.
(C)    U.S. Dollar Denominated
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

     COLUMBIA HIGH YIELD FUND II

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

  PAR VALUE                                              VALUE
  ---------                                              -----

CORPORATE NOTES AND BONDS - 86.16%

                CONSUMER CYCLICAL - 23.03%
 $   50,000     American Axle & Manufacturing, Inc.
                Company Guaranteed
                9.75%, 03/01/09..................  $      51,875
     50,000     Harrah's Operating Co., Inc.
                7.88%, 12/15/05..................         52,000
     25,000     Hasbro, Inc.
                8.50%, 03/15/06..................         25,437
     50,000     International Game Technology
                Senior Note
                7.88%, 05/15/04..................         51,813
     50,000     Lear Corp., Series B
                7.96%, 05/15/05..................         50,743
     50,000     Park Place Entertainment
                Senior Subordinated Note
                9.38%, 02/15/07..................         52,375
     25,000     Six Flags, Inc., Senior Note
                9.75%, 06/15/07..................         25,500
     95,000     Station Casinos, Inc.
                Senior Subordinated Note
                9.75%, 04/15/07..................         97,138
     50,000     Toll Corp., Company Guaranteed
                8.00%, 05/01/09..................         49,375
    100,000     United Stationers Supply
                Senior Subordinated Note
                8.38%, 04/15/08..................        101,375
                                                   -------------
                                                         557,631
                                                   -------------

                CONSUMER STAPLES - 19.93%

     50,000     AmerisourceBergen Corp., Senior Note
                8.13%, 09/01/08 (A)..............         51,500
     50,000     Cott Beverages, Inc.
                Company Guaranteed
                8.00%, 12/15/11 (A)..............         49,000
     25,000     Ingles Markets, Inc.
                Senior Subordinated Note
                8.88%, 12/01/11 (A)..............         24,688
     50,000     Iron Mountain, Inc.
                Company Guaranteed
                8.75%, 09/30/09..................         51,750
     50,000     Omnicare Inc., Company Guaranteed
                Series B
                8.13%, 03/15/11..................         52,000
     50,000     Pilgrim's Pride Corp.
                Company Guaranteed
                9.63%, 09/15/11..................         53,500
     50,000     Select Medical Corp.
                Senior Subordinated Note
                9.50%, 06/15/09..................         50,000
     50,000     Triad Hospitals, Inc.
                Company Guaranteed, Series B
                8.75%, 05/01/09..................         52,375

  PAR VALUE                                              VALUE
  ---------                                              -----

                CONSUMER STAPLES (CONTINUED)

 $   50,000     United Rentals, Inc.
                Company Guaranteed, Series B
                9.25%, 01/15/09..................  $      49,750
     50,000     Winn-Dixie Stores, Inc.
                Company Guaranteed
                8.88%, 04/01/08..................         48,000
                                                   -------------
                                                         482,563
                                                   -------------

                MEDIA - 17.69%

     90,000     Century Communications, Senior Note
                8.64%, 03/15/03 (B)..............         79,650
     50,000     Charter Communications Holdings, LLC
                & Charter Communications Holdings
                Capital Corp., Senior Note
                10.75%, 10/01/09.................         53,000
     50,000     Crown Castle International Corp.
                Senior Note
                10.75%, 08/01/11.................         49,125
     75,000     CSC Holdings, Inc., Debenture,
                Series B
                8.13%, 08/15/09..................         77,156
     25,000     Fox Sports Networks LLC, Senior Note
                8.88%, 08/15/07..................         26,000
     50,000     Lamar Media Corp.
                9.63%, 12/01/06..................         52,438
     50,000     Nextel Communications, Inc.
                Senior Note
                9.38%, 11/15/09..................         39,625
     25,000     Radio One, Inc.
                Company Guaranteed, Series B
                8.88%, 07/01/11..................         25,937
     25,000     Rogers Communications
                Yankee, Senior Note
                8.88%, 07/15/07..................         25,500
                                                   -------------
                                                         428,431
                                                   -------------

                ENERGY - 6.49%

     50,000     El Paso Energy Partners
                Company Guaranteed, Series B
                8.50%, 06/01/11..................         50,750
     25,000     Pennzoil-Quaker State Co.,
                Senior Note
                10.00%, 11/01/08 (A).............         26,250
     25,000     Pride International, Inc.,
                Senior Note
                10.00%, 06/01/09.................         27,250
     50,000     Vintage Petroleum
                Senior Subordinated Note
                9.75%, 06/30/09..................         53,000
                                                   -------------
                                                         157,250
                                                   -------------

                CAPITAL GOODS - 5.81%

     50,000     Allied Waste North America, Inc.
                Company Guaranteed, Series B
                10.00%, 08/01/09.................         51,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

COLUMBIA HIGH YIELD FUND II

DECEMBER 31, 2001

  PAR VALUE                                              VALUE
  ---------                                              -----

                CAPITAL GOODS (CONTINUED)

 $   50,000     Ball Corp., Senior Note
                8.25%, 08/01/08..................  $      53,000
     35,000     Silgan Holdings, Inc.
                Senior Subordinated Debenture
                9.00%, 06/01/09..................         35,875
                                                   -------------
                                                         140,625
                                                   -------------

                UTILITIES - 3.75%

     50,000     AES Corp., Senior Note
                9.50%, 06/01/09..................         45,750
     50,000     Calpine Corp., Senior Note
                7.63%, 04/15/06..................         45,000
                                                   -------------
                                                          90,750
                                                   -------------

                BASIC MATERIALS - 3.14%

     25,000     Buckeye Technologies, Inc.
                Senior Subordinated Note
                8.50%, 12/15/05..................         24,500
     50,000     Scotts Co., Company Guaranteed
                8.63%, 01/15/09..................         51,500
                                                   -------------
                                                          76,000
                                                   -------------

                TRANSPORTATION - 2.13%

     50,000     Teekay Shipping Corp., Senior Note
                8.88%, 07/15/11..................         51,500
                                                   -------------

                HEALTH CARE - 2.12%

     50,000     Columbia/HCA Healthcare Corp.
                6.91%, 06/15/05..................         51,476
                                                   -------------

                FINANCE - 2.07%

     50,000     Health Care REIT, Inc.
                7.50%, 08/15/07..................         50,094
                                                   -------------
                TOTAL CORPORATE NOTES AND BONDS .      2,086,320
                                                   -------------
                (Cost $2,046,722)

U.S. GOVERNMENT OBLIGATION - 8.26%


                U.S. TREASURY BILL (C) - 8.26%

    200,000     1.66%, 01/10/02..................        199,917
                                                   -------------
                TOTAL U.S. GOVERNMENT OBLIGATION         199,917
                                                   -------------
                (Cost $199,917)

   SHARES                                               VALUE
   ------                                               -----

INVESTMENT COMPANY - 4.17%

    100,923     J.P. Morgan U.S. Government Money
                Market Fund......................  $     100,923
                                                   -------------
                TOTAL INVESTMENT COMPANY ........        100,923
                                                   -------------
                (Cost $100,923)

TOTAL INVESTMENTS - 98.59%.......................      2,387,160
                                                   -------------
(Cost $2,347,562)

NET OTHER ASSETS AND LIABILITIES - 1.41%.........         34,131
                                                   -------------
NET ASSETS - 100.00%.............................  $   2,421,291
                                                   =============

-----------------------------------
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. On December 31, 2001, these securities amounted to $151,438 or 6.25% of net assets.
(B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
(C)    Discount yield at time of purchase.
REIT   Real Estate Investment Trust

                       SEE NOTES TO FINANCIAL STATEMENTS.

     THE GALAXY VIP FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

                                                                                                                 COLUMBIA REAL
                                                  MONEY MARKET       EQUITY        GROWTH AND    SMALL COMPANY   ESTATE EQUITY
                                                      FUND            FUND        INCOME FUND     GROWTH FUND        FUND II
                                                  ------------    ------------    ------------    ------------    ------------

ASSETS:

   Investments (Note 2):
     Investments at cost ......................   $ 18,037,975    $ 69,557,210    $  9,789,792    $  4,626,597    $  1,002,411
     Repurchase agreement .....................      1,647,000       1,255,000              --         150,000              --
     Net unrealized appreciation of investments             --       9,066,125         679,407         110,833         109,182
                                                  ------------    ------------    ------------    ------------    ------------
       Total investments at value .............     19,684,975      79,878,335      10,469,199       4,887,430       1,111,593
   Cash .......................................            709             414              --             924              --
   Receivable for investments sold ............             --              --          66,559           9,519              --
   Receivable for shares sold .................             --           2,681           1,863           1,515              --
   Interest and dividend receivable ...........        173,169          86,845           8,863             333           4,967
   Receivable from Investment Advisor  (Note 4)             --              --              --           5,228           7,581
   Deferred organizational expense (Note 2) ...             --              --           2,578           2,843           2,572
                                                  ------------    ------------    ------------    ------------    ------------
     Total Assets .............................     19,858,853      79,968,275      10,549,062       4,907,792       1,126,713
                                                  ------------    ------------    ------------    ------------    ------------

LIABILITIES:

   Payable for investments purchased ..........             --              --              --          27,655              --
   Payable to custodian .......................             --              --          18,376              --              --
   Payable for shares repurchased .............         39,082          25,559             458             273              --
   Advisory fee payable (Notes 3 & 4) .........          6,832          50,725           6,487              --              --
   Payable to Administrator (Notes 3 & 4) .....          1,758           9,352           3,556           3,836           2,736
   Trustees' fees and expenses payable (Note 3)            916           4,256             333              94              33
   Accrued expenses and other payables ........         15,645          64,907          16,032          14,553          11,566
                                                  ------------    ------------    ------------    ------------    ------------
     Total Liabilities ........................         64,233         154,799          45,242          46,411          14,335
                                                  ------------    ------------    ------------    ------------    ------------
NET ASSETS ....................................   $ 19,794,620    $ 79,813,476    $ 10,503,820    $  4,861,381    $  1,112,378
                                                  ============    ============    ============    ============    ============

NET ASSETS CONSIST OF (NOTE 11):
   Par value (Note 5) .........................   $     19,794    $      4,982    $        972    $        417    $        110
   Paid-in capital in excess of par value .....     19,774,636      74,895,072       9,848,949       5,129,664       1,016,937
   Undistributed (overdistributed)
     net investment income ....................            244           1,663            (271)            (75)            (23)
   Accumulated net realized loss
     on investments sold ......................            (54)     (4,154,366)        (25,237)       (379,458)        (13,828)
   Net unrealized appreciation of investments .             --       9,066,125         679,407         110,833         109,182
                                                  ------------    ------------    ------------    ------------    ------------
TOTAL NET ASSETS ..............................   $ 19,794,620    $ 79,813,476    $ 10,503,820    $  4,861,381    $  1,112,378
                                                  ============    ============    ============    ============    ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING .....     19,794,430       4,981,709         971,748         416,802         109,976

NET ASSET VALUE:
   Offering and redemption price per share
   (Net Assets / Shares Outstanding) ..........   $       1.00    $      16.02    $      10.81    $      11.66    $      10.11
                                                  ============    ============    ============    ============    ============


                                                     ASSET
                                                   ALLOCATION     HIGH QUALITY    COLUMBIA HIGH
                                                      FUND         BOND FUND      YIELD FUND II
                                                  ------------    ------------    ------------

ASSETS:

   Investments (Note 2):
     Investments at cost ......................   $ 67,562,804    $ 18,796,094    $  2,347,562
     Repurchase agreement .....................      4,126,000         300,000              --
     Net unrealized appreciation of investments      5,244,260         474,364          39,598
                                                  ------------    ------------    ------------
       Total investments at value .............     76,933,064      19,570,458       2,387,160
   Cash .......................................            245             375              --
   Receivable for investments sold ............        572,101         346,206              --
   Receivable for shares sold .................          2,257          23,004             299
   Interest and dividend receivable ...........        431,853         260,413          41,497
   Receivable from Investment Advisor  (Note 4)             --              --           4,586
   Deferred organizational expense (Note 2) ...             --              --           2,572
                                                  ------------    ------------    ------------
     Total Assets .............................     77,939,520      20,200,456       2,436,114
                                                  ------------    ------------    ------------

LIABILITIES:

   Payable for investments purchased ..........             --         320,272              --
   Payable to custodian .......................             --              --              --
   Payable for shares repurchased .............         38,242          22,522              74
   Advisory fee payable (Notes 3 & 4) .........         49,822           7,337              --
   Payable to Administrator (Notes 3 & 4) .....         10,679           2,933           2,809
   Trustees' fees and expenses payable (Note 3)          3,525             924              78
   Accrued expenses and other payables ........         55,079          22,052          11,862
                                                  ------------    ------------    ------------
     Total Liabilities ........................        157,347         376,040          14,823
                                                  ------------    ------------    ------------
NET ASSETS ....................................   $ 77,782,173    $ 19,824,416    $  2,421,291
                                                  ============    ============    ============

NET ASSETS CONSIST OF (NOTE 11):
   Par value (Note 5) .........................   $      5,226    $      1,884    $        261
   Paid-in capital in excess of par value .....     73,527,945      19,582,284       2,611,199
   Undistributed (overdistributed)
     net investment income ....................         (2,148)         24,347          11,297
   Accumulated net realized loss
     on investments sold ......................       (993,110)       (258,463)       (241,064)
   Net unrealized appreciation of investments .      5,244,260         474,364          39,598
                                                  ------------    ------------    ------------
TOTAL NET ASSETS ..............................   $ 77,782,173    $ 19,824,416    $  2,421,291
                                                  ============    ============    ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING .....      5,225,927       1,883,660         260,750

NET ASSET VALUE:
   Offering and redemption price per share
   (Net Assets / Shares Outstanding) ..........   $      14.88    $      10.52    $       9.29
                                                  ============    ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      36-37

     THE GALAXY VIP FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                       COLUMBIA
                                                MONEY                      GROWTH AND                 REAL ESTATE       ASSET
                                                MARKET         EQUITY        INCOME    SMALL COMPANY    EQUITY       ALLOCATION
                                                 FUND           FUND          FUND      GROWTH FUND     FUND II         FUND
                                               --------     ------------    ---------    ---------      --------     -----------

INVESTMENT INCOME:
   Interest (Note 2)......................     $839,346     $    110,545    $   7,936    $   6,083      $    145     $ 2,494,733
   Dividends (Note 2).....................           --          846,721      157,411       17,526        59,597         306,808
   Less: foreign taxes withheld (Note 2)..           --           (8,055)      (1,114)         (18)         (161)             --
                                               --------     ------------    ---------    ---------      --------     -----------
      Total investment income.............      839,346          949,211      164,233       23,591        59,581       2,801,541
                                               --------     ------------    ---------    ---------      --------     -----------

EXPENSES:
   Investment advisory fees (Note 3)......       80,770          697,948       85,813       35,186         8,112         658,765
   Administration fees (Note 3)...........       17,163           79,101        9,725        3,989           919          74,660
   Custody fees...........................        7,677            9,871        8,383       20,528         8,715          17,937
   Fund accounting fees (Note 3)..........       28,323           38,457       28,138       36,206        26,744          53,460
   Professional fees......................       16,333           57,745       15,273       11,734        10,916          49,053
   Transfer agent fee (Note 3)............        4,999            4,999        4,999        4,999         4,999           4,999
   Trustees' fees (Note 2)................          275            1,424          596           59            18             949
   Amoritization of organization
      costs (Note 2) .....................           --               --        2,197        2,197         2,197              --
   Reports to shareholders................        9,267           51,102        5,577        2,442           484          44,681
   Miscellaneous..........................        1,960            4,818        1,952        1,725         1,730           4,226
                                               --------     ------------    ---------    ---------      --------     -----------
      Total expenses before
         reimbursement/waiver.............      166,767          945,465      162,653      119,065        64,834         908,730
      Less: reimbursement/waiver (Note 4).      (41,783)              --         (905)     (43,904)      (46,428)             --
                                               --------     ------------    ---------    ---------      --------     -----------
      Total expenses net of
         reimbursement/waiver.............      124,984          945,465      161,748       75,161        18,406         908,730
                                               --------     ------------    ---------    ---------      --------     -----------
NET INVESTMENT INCOME (LOSS)..............      714,362            3,746        2,485      (51,570)       41,175       1,892,811
                                               --------     ------------    ---------    ---------      --------     -----------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on
      investments sold ...................           --       (4,005,831)     (23,015)    (160,357)       30,467        (691,608)
   Net realized gain on foreign currency..           --               --           --            6            --              --
   Net change in unrealized
   appreciation (depreciation) of investments        --      (16,594,155)    (552,745)     209,867       (20,267)     (8,637,011)
                                               --------     ------------    ---------    ---------      --------     -----------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS................           --      (20,599,986)    (575,760)      49,516        10,200      (9,328,619)
                                               --------     ------------    ---------    ---------      --------     -----------

NET INCREASE (DECREASE)  IN NET ASSETS
RESULTING FROM OPERATIONS.................     $714,362     $(20,596,240)   $(573,275)   $  (2,054)     $ 51,375     $(7,435,808)
                                               ========     ============    =========    =========      ========     ===========

                                                   HIGH
                                                  QUALITY    COLUMBIA HIGH
                                                 BOND FUND   YIELD FUND II
                                                 ----------    ---------

INVESTMENT INCOME:
   Interest (Note 2)......................       $1,297,574    $ 191,876
   Dividends (Note 2).....................               --        2,045
   Less: foreign taxes withheld (Note 2)..               --           --
                                                 ----------    ---------
      Total investment income.............        1,297,574      193,921
                                                 ----------    ---------

EXPENSES:
   Investment advisory fees (Note 3)......          117,882       13,707
   Administration fees (Note 3)...........           18,218        1,942
   Custody fees...........................           13,655        7,069
   Fund accounting fees (Note 3)..........           41,250       29,693
   Professional fees......................           18,301       11,393
   Transfer agent fee (Note 3)............            4,999        4,999
   Trustees' fees (Note 2)................              708           19
   Amoritization of organization
      costs (Note 2) .....................               --        2,197
   Reports to shareholders................           11,117          990
   Miscellaneous..........................            2,221        1,785
                                                 ----------    ---------
      Total expenses before
         reimbursement/waiver.............          228,351       73,794
      Less: reimbursement/waiver (Note 4).          (43,936)     (37,202)
                                                 ----------    ---------
      Total expenses net of
         reimbursement/waiver.............          184,415       36,592
                                                 ----------    ---------
NET INVESTMENT INCOME (LOSS)..............        1,113,159      157,329
                                                 ----------    ---------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 2):
   Net realized gain (loss) on
      investments sold ...................          526,769     (159,638)
   Net realized gain on foreign currency..               --           --
   Net change in unrealized
   appreciation (depreciation) of investments      (125,689)     135,253
                                                 ----------    ---------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS................          401,080      (24,385)
                                                 ----------    ---------

NET INCREASE (DECREASE)  IN NET ASSETS
RESULTING FROM OPERATIONS.................       $1,514,239    $ 132,944
                                                 ==========    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      38-39

     THE GALAXY VIP FUND

STATEMENTS OF CHANGES IN NET ASSETS



                                                         MONEY MARKET FUND                   EQUITY FUND
                                                  ------------------------------    ------------------------------
                                                           YEARS ENDED                       YEARS ENDED
                                                           DECEMBER 31,                      DECEMBER 31,
                                                       2001             2000             2001             2000
                                                  -------------    -------------    -------------    -------------

NET ASSETS AT BEGINNING OF PERIOD .............   $  18,091,614    $  21,817,005    $ 120,711,783    $ 119,798,886
                                                  -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income (loss) ...............         714,362        1,050,120            3,746         (137,995)
   Net realized gain (loss) on investments sold              --               49       (4,005,831)       9,747,395
   Net change in unrealized appreciation
      (depreciation) of investments ...........              --               --      (16,594,155)     (11,880,187)
                                                  -------------    -------------    -------------    -------------
      Net increase (decrease) in net assets
         resulting from operations ............         714,362        1,050,169      (20,596,240)      (2,270,787)
                                                  -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 11):
   Net investment income ......................        (716,249)      (1,048,252)              --               --
   In excess of net investment income .........              --               --               --               --
   Net realized gain on investments ...........              --               --       (1,098,486)     (11,291,410)
   In excess of net realized gain
      on investments ..........................              --               --               --               --
                                                  -------------    -------------    -------------    -------------
      Total Distributions .....................        (716,249)      (1,048,252)      (1,098,486)     (11,291,410)
                                                  -------------    -------------    -------------    -------------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares ...........      15,065,786        8,956,448        1,859,397       10,920,158
   Issued to shareholders in reinvestment
      of dividends ............................         719,213        1,149,407        1,098,486       11,298,878
   Cost of shares repurchased .................     (14,080,106)     (13,833,163)     (22,161,464)      (7,743,942)
                                                  -------------    -------------    -------------    -------------
      Net increase (decrease) from
         share transactions ...................       1,704,893       (3,727,308)     (19,203,581)      14,475,094
                                                  -------------    -------------    -------------    -------------
      Net increase (decrease) in net assets ...       1,703,006       (3,725,391)     (40,898,307)         912,897
                                                  -------------    -------------    -------------    -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)    $  19,794,620    $  18,091,614    $  79,813,476    $ 120,711,783
                                                  =============    =============    =============    =============

(A) Undistributed (overdistributed)
      net investment income ...................   $         244    $       2,131    $       1,663    $      (1,672)
                                                  =============    =============    =============    =============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold .......................................      15,065,786        8,956,448          111,808          483,997
   Issued to shareholders in reinvestment
      of dividends ............................         719,213        1,149,407           63,533          557,778
   Repurchased ................................     (14,080,106)     (13,833,163)      (1,286,913)        (343,228)
                                                  -------------    -------------    -------------    -------------
      Net increase (decrease)
         in shares outstanding ................       1,704,893       (3,727,308)      (1,111,572)         698,547
                                                  =============    =============    =============    =============


                                                                                             SMALL COMPANY
                                                    GROWTH AND INCOME FUND                    GROWTH FUND
                                                  ------------------------------    ------------------------------
                                                           YEARS ENDED                        YEARS ENDED
                                                           DECEMBER 31,                       DECEMBER 31,
                                                       2001             2000             2001            2000
                                                  -------------    -------------    -------------    -------------

NET ASSETS AT BEGINNING OF PERIOD .............   $  12,955,291    $  12,423,805    $   4,916,296    $   2,304,909
                                                  -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income (loss) ...............           2,485           29,739          (51,570)         (43,958)
   Net realized gain (loss) on investments sold         (23,015)         313,271         (160,351)          84,129
   Net change in unrealized appreciation
      (depreciation) of investments ...........        (552,745)         339,502          209,867         (775,144)
                                                  -------------    -------------    -------------    -------------
      Net increase (decrease) in net assets
         resulting from operations ............        (573,275)         682,512           (2,054)        (734,973)
                                                  -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 11):
   Net investment income ......................         (15,921)         (28,629)              --               --
   In excess of net investment income .........              --               --               --               --
   Net realized gain on investments ...........              --         (199,179)              --         (271,124)
   In excess of net realized gain
      on investments ..........................              --               --               --         (215,825)
                                                  -------------    -------------    -------------    -------------
      Total Distributions .....................         (15,921)        (227,808)              --         (486,949)
                                                  -------------    -------------    -------------    -------------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares ...........         744,740        1,718,346          794,476        3,726,212
   Issued to shareholders in reinvestment
      of dividends ............................          15,921          228,827               --          486,949
   Cost of shares repurchased .................      (2,622,936)      (1,870,391)        (847,337)        (379,852)
                                                  -------------    -------------    -------------    -------------
      Net increase (decrease) from
         share transactions ...................      (1,862,275)          76,782          (52,861)       3,833,309
                                                  -------------    -------------    -------------    -------------
      Net increase (decrease) in net assets ...      (2,451,471)         531,486          (54,915)       2,611,387
                                                  -------------    -------------    -------------    -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)    $  10,503,820    $  12,955,291    $   4,861,381    $   4,916,296
                                                  =============    =============    =============    =============

(A) Undistributed (overdistributed)
      net investment income ...................   $        (271)   $       3,131    $         (75)   $         (32)
                                                  =============    =============    =============    =============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold .......................................          69,202          155,372           71,298          247,578
   Issued to shareholders in reinvestment
      of dividends ............................           1,432           21,162               --           40,129
   Repurchased ................................        (248,494)        (169,997)         (75,551)         (27,959)
                                                  -------------    -------------    -------------    -------------
      Net increase (decrease)
         in shares outstanding ................        (177,860)           6,537           (4,253)         259,748
                                                  =============    =============    =============    =============


                                                      COLUMBIA REAL ESTATE                ASSET ALLOCATION
                                                         EQUITY FUND II                          FUND
                                                  ------------------------------    ------------------------------
                                                           YEARS ENDED                      YEARS ENDED
                                                           DECEMBER 31,                     DECEMBER 31,
                                                      2001             2000             2001            2000
                                                  -------------    -------------    -------------    -------------

NET ASSETS AT BEGINNING OF PERIOD .............   $   1,092,203    $     982,905    $ 101,678,917    $ 106,869,048
                                                  -------------    -------------    -------------    -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
   Net investment income (loss) ...............          41,175           45,457        1,892,811        2,491,520
   Net realized gain (loss) on investments sold          30,467          (25,156)        (691,608)       2,959,783
   Net change in unrealized appreciation
      (depreciation) of investments ...........         (20,267)         242,798       (8,637,011)      (2,952,801)
                                                  -------------    -------------    -------------    -------------
      Net increase (decrease) in net assets
         resulting from operations ............          51,375          263,099       (7,435,808)       2,498,502
                                                  -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 11):
   Net investment income ......................         (32,117)         (43,346)      (1,971,029)      (2,497,719)
   In excess of net investment income .........              --             (705)              --          (12,427)
   Net realized gain on investments ...........              --               --         (720,864)      (1,939,729)
   In excess of net realized gain
      on investments ..........................              --               --               --               --
                                                  -------------    -------------    -------------    -------------
      Total Distributions .....................         (32,117)         (44,051)      (2,691,893)      (4,449,875)
                                                  -------------    -------------    -------------    -------------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares ...........         172,111          185,911        1,847,398        5,066,384
   Issued to shareholders in reinvestment
      of dividends ............................          32,117           44,051        2,691,893        4,451,479
   Cost of shares repurchased .................        (203,311)        (339,712)     (18,308,334)     (12,756,621)
                                                  -------------    -------------    -------------    -------------
      Net increase (decrease) from
         share transactions ...................             917         (109,750)     (13,769,043)      (3,238,758)
                                                  -------------    -------------    -------------    -------------
      Net increase (decrease) in net assets ...          20,175          109,298      (23,896,744)      (5,190,131)
                                                  -------------    -------------    -------------    -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)    $   1,112,378    $   1,092,203    $  77,782,173    $ 101,678,917
                                                  =============    =============    =============    =============

(A) Undistributed (overdistributed)
      net investment income ...................   $         (23)   $         (13)   $      (2,148)   $      (1,502)
                                                  =============    =============    =============    =============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold .......................................          17,741           20,181          118,393          292,254
   Issued to shareholders in reinvestment
      of dividends ............................           3,331            5,101          178,660          262,607
   Repurchased ................................         (20,752)         (37,261)      (1,196,422)        (732,563)
                                                  -------------    -------------    -------------    -------------
      Net increase (decrease)
         in shares outstanding ................             320          (11,979)        (899,369)        (177,702)
                                                  =============    =============    =============    =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      40-41

     THE GALAXY VIP FUND

                                                                            HIGH QUALITY                     COLUMBIA HIGH
                                                                              BOND FUND                      YIELD FUND II
                                                                   ------------------------------    ------------------------------
                                                                             YEARS ENDED                      YEARS ENDED
                                                                            DECEMBER 31,                     DECEMBER 31,
                                                                        2001            2000              2001            2000
                                                                   --------------   -------------    --------------   -------------

NET ASSETS AT BEGINNING OF PERIOD...............................   $   23,107,642  $   22,752,655    $    2,187,698  $    2,402,558
                                                                   --------------  --------------    --------------  --------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income........................................        1,113,159       1,344,050           157,329         169,078
   Net realized gain (loss) on investments sold.................          526,769        (309,455)         (159,638)        (51,558)
   Net change in unrealized appreciation
      (depreciation) of investments ............................         (125,689)      1,701,609        135,253       (34,565)
                                                                   --------------  --------------    --------------  --------------
      Net increase in net assets resulting from operations......        1,514,239       2,736,204           132,944          82,955
                                                                   --------------  --------------    --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 11):
   Net investment income........................................       (1,161,203)     (1,344,050)         (151,752)       (169,078)
                                                                   --------------  --------------    --------------  --------------
      Total Distributions.......................................       (1,161,203)     (1,344,050)         (151,752)       (169,078)
                                                                   --------------  --------------    --------------  --------------

SHARE TRANSACTIONS:
   Net proceeds from sale of shares.............................        3,793,477       1,349,677           623,044         174,052
   Issued to shareholders in reinvestment of dividends..........        1,161,237       1,458,239           151,752         185,153
   Cost of shares repurchased...................................       (8,590,976)     (3,845,083)         (522,395)       (487,942)
                                                                   --------------  --------------    --------------  --------------
      Net increase (decrease) from share transactions...........       (3,636,262)     (1,037,167)          252,401        (128,737)
                                                                   --------------  --------------    --------------  --------------
      Net increase (decrease) in net assets.....................       (3,283,226)        354,987           233,593        (214,860)
                                                                   --------------  --------------    --------------  --------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)..................    $  19,824,416   $  23,107,642    $    2,421,291   $   2,187,698
                                                                   ==============  ==============    ==============  ==============

(A) Undistributed net investment income.........................    $      24,347   $      19,151    $       11,297   $       6,773
                                                                   ==============  ==============    ==============  ==============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Sold.........................................................          371,121         135,998            65,929          18,311
   Issued to shareholders in reinvestment of dividends..........          100,430         147,027            16,067          19,641
   Repurchased..................................................         (824,431)       (389,292)          (55,251)        (51,585)
                                                                   --------------  --------------    --------------  --------------
      Net increase (decrease) in shares outstanding.............         (352,880)       (106,267)           26,745         (13,633)
                                                                   ==============  ==============    ==============  ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

     MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                             2001           2000            1999           1998            1997
                                                         ------------   ------------    -----------    ------------    -----------

Net Asset Value, Beginning of Period...............     $       1.00   $       1.00    $      1.00    $       1.00    $      1.00
                                                        ------------   ------------    -----------    ------------    -----------
Income from Investment Operations:
   Net investment income (A).......................             0.04           0.06           0.05            0.05           0.05
                                                        ------------   ------------    -----------    ------------    -----------
      Total from Investment Operations.............             0.04           0.06           0.05            0.05           0.05
                                                        ------------   ------------    -----------    ------------    -----------

Less Distributions:
   Distributions from net investment income........            (0.04)         (0.06)         (0.05)          (0.05)         (0.05)
                                                        ------------   ------------    -----------    ------------    -----------
      Total Distributions..........................            (0.04)         (0.06)         (0.05)          (0.05)         (0.05)
                                                        ------------   ------------    -----------    ------------    -----------
Net increase (decrease) in net asset value.........               --             --             --              --             --
                                                        ------------   ------------    -----------    ------------    -----------
Net Asset Value, End of Period.....................     $       1.00   $       1.00    $      1.00    $       1.00    $      1.00
                                                        ============   ============    ===========    ============    ===========

Total Return ......................................             3.65%          6.13%          4.86%           5.16%          4.99%

Ratios/Supplemental Data:
Net Assets, End of Period (000s)...................      $    19,795    $   $18,092    $    21,817     $    16,821    $    15,330
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver.........................             3.54%          5.97%          4.78%           4.95%          4.88%
   Operating expenses including
      reimbursement/waiver.........................             0.62%          0.43%          0.41%           0.55%          0.67%
   Operating expenses excluding
      reimbursement/waiver.........................             0.83%          0.85%          0.82%           0.98%          1.12%

-------------------------------------------
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2001, 2000, 1999, 1998, and 1997 was $0.04, $0.05, $0.04, $0.05, and
       $0.05, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

     EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEARS ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
                                                             2001           2000            1999           1998            1997
                                                          ----------   ------------    -----------    ------------    -----------

Net Asset Value, Beginning of Period...............       $    19.81   $      22.21 $        19.20  $        19.68 $        15.58
                                                          ----------   ------------    -----------    ------------    -----------
Income from Investment Operations:
   Net investment income (loss) (A)................              --(1)        (0.02)         (0.02)           0.13           0.21
   Net realized and unrealized
      gain (loss) on investments...................            (3.58)         (0.37)          5.05            4.25           4.10
                                                          ----------   ------------    -----------    ------------    -----------
      Total from Investment Operations.............            (3.58)         (0.39)          5.03            4.38           4.31
                                                          ----------   ------------    -----------    ------------    -----------

Less Distributions:
   Distributions from net investment income........               --             --             --           (0.13)         (0.21)
   Distributions from net realized capital gains...            (0.21)         (2.01)         (2.02)          (4.73)            --
                                                          ----------   ------------    -----------    ------------    -----------
      Total Distributions..........................            (0.21)         (2.01)         (2.02)          (4.86)         (0.21)
                                                          ----------   ------------    -----------    ------------    -----------
Net increase (decrease) in net asset value.........            (3.79)         (2.40)          3.01           (0.48)          4.10
                                                          ----------   ------------    -----------    ------------    -----------
Net Asset Value, End of Period.....................       $    16.02   $      19.81    $     22.21    $      19.20    $     19.68
                                                          ==========   ============    ===========    ============    ===========

Total Return ......................................           (18.17)%        (1.82)%        27.18%          23.52%         27.74%

Ratios/Supplemental Data:
Net Assets, End of Period (000s)...................       $   79,813   $    120,712    $   119,799    $     92,620    $    69,863
Ratios to average net assets:
   Net investment income (loss) including
      reimbursement/waiver.........................             0.00%         (0.11)%        (0.11)%          0.61%          1.20%
   Operating expenses including
      reimbursement/waiver.........................             1.02%          0.98%          0.96%           1.05%          1.08%
   Operating expenses excluding
      reimbursement/waiver.........................             1.02%          0.98%          0.96%           1.05%          1.08%
Portfolio Turnover Rate............................               51%            54%            60%             75%             1%


---------------------------------------------------
(1)    Amount is less than $0.005.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2001, 2000, 1999, 1998, and 1997 was $0.00, $(0.02),
       $(0.02), $0.13, and $0.21, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

     GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                                                                                   PERIOD ENDED
                                                                   YEARS ENDED DECEMBER 31,        DECEMBER 31,
                                                            ------------------------------------
                                                               2001         2000          1999        1998(1)
                                                            ---------     ---------     --------     --------

Net Asset Value, Beginning of Period ....................   $   11.27     $   10.87     $  10.34     $  10.00
                                                            ---------     ---------     --------     --------
Income from Investment Operations:
   Net investment income (A) ............................        0.01          0.02         0.05         0.05
   Net realized and unrealized gain (loss) on investments       (0.45)         0.58         0.68         0.34
                                                            ---------     ---------     --------     --------
      Total from Investment Operations ..................       (0.44)         0.60         0.73         0.39
                                                            ---------     ---------     --------     --------

Less Distributions:
   Distributions from net investment income .............       (0.02)        (0.02)       (0.05)       (0.05)
   Distributions in excess of net investment income .....          --            --           --(2)        --(2)
   Distributions from net realized capital gains ........          --         (0.18)       (0.07)          --
   Distributions in excess of net realized capital gains           --            --        (0.08)          --
                                                            ---------     ---------     --------     --------
      Total Distributions ...............................       (0.02)        (0.20)       (0.20)       (0.05)
                                                            ---------     ---------     --------     --------

Net increase (decrease) in net asset value ..............       (0.46)         0.40         0.53         0.34
                                                            ---------     ---------     --------     --------

Net Asset Value, End of Period ..........................   $   10.81     $   11.27     $  10.87     $  10.34
                                                            =========     =========     ========     ========

Total Return ............................................       (3.95)%        5.57%        7.10%        3.72%**

Ratios/Supplemental Data:

Net Assets, End of Period (000s) ........................   $  10,504     $  12,955     $ 12,424     $  7,637
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ..............................        0.02%         0.23%        0.42%        0.69%*
   Operating expenses including
      reimbursement/waiver ..............................        1.41%         1.38%        1.49%        1.50%*
   Operating expenses excluding
      reimbursement/waiver ..............................        1.42%         1.38%        1.49%        2.58%*

Portfolio Turnover Rate .................................          12%           16%          17%          30%**

-----------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 4, 1998.
(2)    Amount is less than $0.005 per share.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.01, $0.02, $0.05 and $(0.03), respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

     SMALL COMPANY GROWTH FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                     PERIOD ENDED
                                                                   YEARS ENDED DECEMBER 31,          DECEMBER 31,
                                                            -------------------------------------
                                                               2001         2000          1999         1998(1)
                                                            ---------     ---------     ---------     ---------

Net Asset Value, Beginning of Period ....................   $   11.68     $   14.29     $    8.92     $   10.00
                                                            ---------     ---------     ---------     ---------
Income from Investment Operations:
   Net investment loss (A) ..............................       (0.12)        (0.10)        (0.11)        (0.02)
   Net realized and unrealized gain (loss) on investments        0.10         (1.17)         6.07         (1.05)
                                                            ---------     ---------     ---------     ---------
      Total from Investment Operations ..................       (0.02)        (1.27)         5.96         (1.07)
                                                            ---------     ---------     ---------     ---------

Less Distributions:
   Distributions in excess of net investment income .....          --            --            --         (0.01)
   Distributions from net realized capital gains ........          --         (0.75)        (0.59)           --
   Distributions in excess of net realized capital gains           --         (0.59)           --            --
                                                            ---------     ---------     ---------     ---------
      Total Distributions ...............................          --         (1.34)        (0.59)        (0.01)
                                                            ---------     ---------     ---------     ---------

Net increase (decrease) in net asset value ..............       (0.02)        (2.61)         5.37         (1.08)
                                                            ---------     ---------     ---------     ---------
Net Asset Value, End of Period ..........................   $   11.66     $   11.68     $   14.29     $    8.92
                                                            =========     =========     =========     =========

Total Return ............................................       (0.17)%       (9.09)%       67.49%       (10.68)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s) .......................    $    4,861    $   4,916     $   2,305     $   1,143
Ratios to average net assets:
   Net investment loss including
      reimbursement/waiver ..............................       (1.10)%       (0.99)%       (1.14)%       (0.65)%*
   Operating expenses including
      reimbursement/waiver ..............................        1.60%         1.60%         1.60%         1.60%*
   Operating expenses excluding
      reimbursement/waiver ..............................        2.54%         3.14%         5.97%        12.86%*
Portfolio Turnover Rate .................................          70%           98%          134%           87%**

--------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on April 17, 1998.
(A) Net investment loss per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.23), $(0.26), (0.54) and $(0.36), respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

     COLUMBIA REAL ESTATE EQUITY FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                     PERIOD ENDED
                                                                   YEARS ENDED DECEMBER 31,          DECEMBER 31,
                                                            -------------------------------------
                                                               2001         2000          1999         1998(1)
                                                            ---------     ---------     ---------     ---------

Net Asset Value, Beginning of Period ....................   $    9.96     $    8.08     $    8.78     $   10.00
                                                            ---------     ---------     ---------     ---------
Income from Investment Operations:
   Net investment income (A) ............................        0.38          0.41          0.38          0.28
   Net realized and unrealized gain (loss) on investments        0.07          1.86         (0.74)        (1.24)
                                                            ---------     ---------     ---------     ---------
      Total from Investment Operations ..................        0.45          2.27         (0.36)        (0.96)
                                                            ---------     ---------     ---------     ---------

Less Distributions:
   Distributions from net investment income .............       (0.30)        (0.38)        (0.34)        (0.26)
   Distributions in excess from net investment income ...       --            (0.01)        --            --
                                                            ---------     ---------     ---------     ---------
      Total Distributions ...............................       (0.30)        (0.39)        (0.34)        (0.26)
                                                            ---------     ---------     ---------     ---------

Net increase (decrease) in net asset value ..............        0.15          1.88         (0.70)        (1.22)
                                                            ---------     ---------     ---------     ---------
Net Asset Value, End of Period ..........................   $   10.11     $    9.96     $    8.08     $    8.78
                                                            =========     =========     =========     =========

Total Return ............................................        4.68%        28.57%        (4.13)%       (9.57)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s) .......................    $    1,112    $   1,092     $     983     $     784
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver ..............................        3.81%         4.39%         4.84%         4.62%*
   Operating expenses including
      reimbursement/waiver ..............................        1.70%         1.70%         1.70%         1.70%*
   Operating expenses excluding
      reimbursement/waiver ..............................        5.99%         5.76%         5.91%        10.49%*
Portfolio Turnover Rate .................................          54%           41%           33%            3%**

---------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $(0.05), $0.03, $0.05 and $(0.26), respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS.

     ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                             2001           2000            1999           1998            1997
                                                         -----------   ------------    -----------    ------------    -----------
Net Asset Value, Beginning of Period...............      $     16.60   $      16.96    $     16.37    $      14.54    $     13.37
                                                         -----------   ------------    -----------    ------------    -----------
Income from Investment Operations:
   Net investment income (A)(B)....................             0.33           0.41           0.40            0.33           0.40
   Net realized and unrealized
      gain (loss) on investments (B)...............            (1.57)         (0.04)          0.74            2.17           2.11
                                                         -----------   ------------    -----------    ------------    -----------
      Total from Investment Operations.............            (1.24)          0.37           1.14            2.50           2.51
                                                         -----------   ------------    -----------    ------------    -----------

Less Distributions:
   Distributions from net investment income........            (0.35)         (0.41)         (0.40)          (0.39)         (0.40)
   Distributions in excess of net investment income               --             --(1)          --(1)           --(1)          --
   Distributions from net realized capital gains...            (0.13)         (0.32)         (0.14)          (0.22)         (0.94)
   Distributions in excess of net realized capital gains          --             --          (0.01)          (0.06)            --
                                                         -----------   ------------    -----------    ------------    -----------
      Total Distributions..........................            (0.48)         (0.73)         (0.55)          (0.67)         (1.34)
                                                         -----------   ------------    -----------    ------------    -----------
Net increase (decrease) in net asset value.........            (1.72)         (0.36)          0.59            1.83           1.17
                                                         -----------   ------------    -----------    ------------    -----------
Net Asset Value, End of Period.....................      $     14.88   $      16.60    $     16.96    $      16.37    $     14.54
                                                         ===========   ============    ===========    ============    ===========

Total Return ......................................            (7.47)%         2.17%          7.06%          17.51%         19.03%

Ratios/Supplemental Data:
Net Assets, End of Period (000s)...................      $    77,782   $    101,679    $   106,869    $     78,586    $    42,535
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver (B).....................             2.15%          2.33%          2.45%           2.69%          2.90%
   Operating expenses including
      reimbursement/waiver.........................             1.03%          1.01%          1.02%           1.07%          1.19%
   Operating expenses excluding
      reimbursement/waiver.........................             1.03%          1.01%          1.02%           1.07%          1.25%
Portfolio Turnover Rate............................               57%            57%           111%             88%            74%

--------------------------------------
(1)    Amount is less than $0.005.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2001, 2000, 1999, 1998, and 1997 was $0.35, $0.41, $0.40, $0.33, and
       $0.39, respectively.
(B) The Trust has adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $(0.02), $0.02, and (0.08)%, respectively (Note 2).

                       SEE NOTES TO FINANCIAL STATEMENTS.

     HIGH QUALITY BOND FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                             2001           2000            1999           1998            1997
                                                         -----------   ------------    -----------    ------------    -----------
Net Asset Value, Beginning of Period...............      $     10.33   $       9.71    $     10.70    $      10.31    $      9.99
                                                         -----------   ------------    -----------    ------------    -----------
Income from Investment Operations:
   Net investment income (A)(B)....................             0.54           0.59           0.58            0.58           0.58
   Net realized and unrealized
      gain (loss) on investments (B)...............             0.22           0.62          (0.98)           0.39           0.32
                                                         -----------   ------------    -----------    ------------    -----------
      Total from Investment Operations.............             0.76           1.21          (0.40)           0.97           0.90
                                                         -----------   ------------    -----------    ------------    -----------

Less Distributions:
   Distributions from net investment income........            (0.57)         (0.59)         (0.58)          (0.58)         (0.58)
   Distributions from net realized capital gains...               --             --          (0.01)             --             --
                                                         -----------   ------------    -----------    ------------    -----------
      Total Distributions..........................            (0.57)         (0.59)         (0.59)          (0.58)         (0.58)
                                                         -----------   ------------    -----------    ------------    -----------
Net increase (decrease) in net asset value.........             0.19           0.62          (0.99)           0.39           0.32
                                                         -----------   ------------    -----------    ------------    -----------
Net Asset Value, End of Period.....................      $     10.52   $      10.33    $      9.71    $      10.70    $     10.31
                                                         ===========   ============    ===========    ============    ===========

Total Return ......................................             7.47%         12.88%         (3.78)%          9.70%          9.36%

Ratios/Supplemental Data:
Net Assets, End of Period (000s)...................      $    19,824   $     23,108    $    22,753    $     23,289    $    14,457
Ratios to average net assets:
   Net investment income including
      reimbursement/waiver (B).....................             5.20%          5.96%          5.69%           5.55%          5.82%
   Operating expenses including
      reimbursement/waiver.........................             0.86%          0.71%          0.64%           0.54%          0.77%
   Operating expenses excluding
      reimbursement/waiver.........................             1.07%          0.99%          1.03%           1.10%          1.44%
Portfolio Turnover Rate............................              130%            83%           197%            194%           160%

--------------------------------------
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 was $0.55, $0.55, $0.54, $0.52 and
       $0.51, respectively.
(B) The Trust has adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $(0.03), $0.03, and (0.18)%, respectively (Note 2).

                       SEE NOTES TO FINANCIAL STATEMENTS.

     COLUMBIA HIGH YIELD FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                         PERIOD ENDED
                                                                       YEARS ENDED DECEMBER 31,          DECEMBER 31,
                                                                -------------------------------------
                                                                   2001         2000          1999         1998(1)
                                                                ---------     ---------     ---------     ---------

Net Asset Value, Beginning of Period ........................   $    9.35     $    9.70     $   10.36     $   10.00
                                                                ---------     ---------     ---------     ---------
Income from Investment Operations:
   Net investment income (A)(B) .............................        0.64          0.69          0.70          0.49
   Net realized and unrealized gain (loss) on investments (B)       (0.07)        (0.35)        (0.65)         0.45
                                                                ---------     ---------     ---------     ---------
      Total from Investment Operations ......................        0.57          0.34          0.05          0.94
                                                                ---------     ---------     ---------     ---------

Less Distributions:
   Distributions from net investment income .................       (0.63)        (0.69)        (0.70)        (0.49)
   Distributions from net realized capital gains ............          --            --         (0.01)        (0.09)
                                                                ---------     ---------     ---------     ---------
      Total Distributions ...................................       (0.63)        (0.69)        (0.71)        (0.58)
                                                                ---------     ---------     ---------     ---------

Net increase (decrease) in net asset value ..................       (0.06)        (0.35)        (0.66)         0.36
                                                                ---------     ---------     ---------     ---------
Net Asset Value, End of Period ..............................   $    9.29     $    9.35     $    9.70     $   10.36
                                                                =========     =========     =========     =========

Total Return ................................................        6.18%         3.66%         0.56%         9.61%**

Ratios/Supplemental Data:
Net Assets, End of Period (000s) ............................   $   2,421     $   2,188     $   2,403     $   2,454
Ratios to average net assets:
   Net investment income including reimbursement/waiver (B)          6.89%         7.29%         7.00%         6.18%*
   Operating expenses including reimbursement/waiver ........        1.60%         1.60%         1.60%         1.60%*
   Operating expenses excluding reimbursement/waiver ........        3.23%         3.18%         2.89%         4.25%*
Portfolio Turnover Rate .....................................          54%           46%           35%           89%**


-------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998 was $0.47, $0.54, $0.57 and $0.28, respectively.
(B) The Trust has adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $0.01, $(0.01), and 0.25%, respectively (Note 2).

                       SEE NOTES TO FINANCIAL STATEMENTS.

     NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

    The Galaxy VIP Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, for the purpose of providing a vehicle for the investment of assets of various insurance company separate accounts established to fund variable annuity contracts and variable life insurance policies. The accompanying financial statements and financial highlights are those of the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II (individually a "Fund,"collectively, the "Funds"), the eight managed investment portfolios offered by the Trust as of the date of this report.

2. SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with accounting principles generally accepted in the United States consistently followed by the Trust in the preparation of its financial statements.

    PORTFOLIO VALUATION: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last sales price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgment of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    INCOME RECOGNITION: The Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies effective January 1, 2001. Prior to January 1, 2001, only the Money Market Fund amortized bond premiums and discounts. Paydown gains and losses on mortgage-backed and asset-backed securities were presented as realized gains and losses. The cumulative effect of applying the required changes had no impact on the net assets reported in the financial statements, but resulted in the following:

                                     AT DECEMBER 31,
                                           2000                    FOR THE YEAR ENDED DECEMBER 31, 2001
                                      --------------     --------------------------------------------------------------
                                                                                                      INCREASE (DECREASE)
                                    INCREASE (DECREASE) INCREASE (DECREASE)     INCREASE (DECREASE)     NET UNREALIZED
                                     IN AMORTIZED COST   UNDISTRIBUTED NET          ACCUMULATED         APPRECIATION OF
NAME OF FUND                        OF SECURITIES HELD   INVESTMENT INCOME   NET REALIZED GAIN/(LOSS)     INVESTMENTS
----------------------                --------------     ----------------      --------------------     ---------------
Asset Allocation Fund                 $     181,793       $       66,846        $         (197,527)      $      51,112
High Quality Bond Fund                       56,364               43,561                   (63,666)             36,259
Columbia High Yield Fund II                  (8,935)              (5,574)                   11,379              (3,130)

NOTES TO FINANCIAL STATEMENTS


    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared daily and paid monthly with respect to the Money Market Fund, High Quality Bond Fund and Columbia High Yield Fund II, and declared and paid quarterly with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, and Asset Allocation Fund. Net realized capital gains, if any, are distributed at least annually.

    Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

    REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian or a sub-custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other affiliated funds may transfer their uninvested cash balances into one or more joint trading accounts. The assets in the joint trading accounts are invested in one or more repurchase agreements or other short-term investments. These repurchase agreements are subject to the same collateral requirements as discussed above.

    FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income tax provision is recorded.

    EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a particular Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

    ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal securities laws. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operation.

3. INVESTMENT ADVISORY, ADMINISTRATION AND OTHER RELATED PARTY TRANSACTIONS

    The Trust has entered into separate investment advisory agreements with Fleet Investment Advisors Inc. ("FIA") and Columbia Management Co. ("Columbia"). FIA and Columbia (the "Investment Advisors") are indirect wholly-owned subsidiaries of FleetBoston Financial Corporation. Under the terms of its agreement with the Trust, FIA provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Money Market Fund, 0.75% for the Equity, Growth and Income, Small Company Growth and Asset Allocation Funds and 0.55% for the High Quality Bond Fund. The Trust has been advised by FIA that, effective August 1, 2001, it intends to waive advisory fees payable by certain Funds for which it serves as Investment Advisor so that advisory fees payable by such Funds would be as follows: (i) with respect to the Equity, Growth and Income, Small Company Growth and Asset Allocation Funds, 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion, and (ii) with respect to the High Quality Bond Fund, 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion. Under the terms of its agreement with the Trust, Columbia provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets:
0.75% for the Columbia Real Estate Equity Fund II and 0.60% for the Columbia High Yield Fund II (see Note 4).

    The Trust and PFPC Inc., a member of PNC Financial Services Group (formerly known as PNC Bank Corp.), are parties to an administration agreement under which PFPC Inc. (the

NOTES TO FINANCIAL STATEMENTS


    "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the Funds, plus 0.078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus 0.073% of the combined average daily net assets of the Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration of the Funds is $100,000. In addition, PFPC Inc. also provides certain fund accounting and custody administration services pursuant to certain fee arrangements. Pursuant to these fee arrangements, PFPC Inc. compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

    PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC Inc., and an indirect wholly-owned subsidiary of PNC Financial Services Group, acts as the exclusive distributor of the Trust's shares. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") acted as the exclusive distributor of the Trust's shares. On January 2, 2001, the Distributor acquired all of the outstanding shares of PDI, and PDI was subsequently merged into the Distributor.

    Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. Effective September 8, 2000, each Trustee is entitled to receive for services as a Trustee of the Trust, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy II") an aggregate fee of $54,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to September 8, 2000, each Trustee was entitled to receive for services as a trustee of the Trust, Galaxy and Galaxy II an aggregate fee of $45,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and Galaxy II, based on their relative net assets.

    Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

    Expenses for the year ended December 31, 2001 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

    Pursuant to procedures adopted by the Board of Trustees and in accordance with the 1940 Act, certain Funds placed a portion of their portfolio transactions with Quick & Reilly Institutional Trading, a division of Fleet Securities, Inc., and Robertson Stephens, Inc., affiliates of the Funds' Investment Advisors. The commissions paid to Quick & Reilly Institutional Trading and Robertson Stephens, Inc. for the year ended December 31, 2001 were as follows:

             FUND                  COMMISSIONS
            ------                ------------
           Equity Fund              $ 12,630
           Growth and Income Fund        358
           Asset Allocation Fund       8,045

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

    The Investment Advisors and Administrator may voluntarily waive all or a portion of the fees payable to them by the Funds. The Investment Advisors and Administrator may, at their discretion, revise or discontinue the voluntary fee waivers at any time.

    For the year ended December 31, 2001, FIA and the Administrator voluntarily waived advisory, fund accounting and custody fees as follows:

                         FEES WAIVED BY       FEES WAIVED BY
   FUND                       FLEET            ADMINISTRATOR
  -----                  --------------       --------------
Money Market Fund         $     11,769       $    30,014
High Quality Bond Fund           8,587            30,084

    The Investment Advisors may, from time to time, agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the year ended December 31, 2001, the Investment Advisors agreed to reimburse the Growth and Income Fund, Small Company Growth Fund, the Columbia Real Estate Equity Fund II, High Quality Bond Fund and the Columbia High Yield Fund II in the amounts of $905, $43,904, $46,428, $5,265 and $37,202, respectively.

5. SHARES OF BENEFICIAL INTEREST

    The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into ten classes of shares. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.

NOTES TO FINANCIAL STATEMENTS


6. PURCHASES AND SALES OF SECURITIES

    The costs of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2001 were as follows:

                                             PURCHASES                    SALES
------------------------------------------------------------------------------------------
  FUND                                   OTHER     GOVERNMENT        OTHER     GOVERNMENT
------------------------------------------------------------------------------------------
Equity Fund                          $46,215,674  $      --     $  64,044,518  $        --
Growth and Income Fund                 1,405,622         --         3,215,541           --
Small Company Growth Fund              2,975,036         --         2,974,891           --
Columbia Real Estate Equity Fund II      571,147         --           671,903           --
Asset Allocation Fund                 28,216,527   19,540,139      27,374,768   33,362,015
High Quality Bond Fund                13,116,237   13,907,963      12,954,887   17,213,003
Columbia High Yield Fund II            1,185,760         --         1,108,293           --

    The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities, as computed on a federal income tax basis, at December 31, 2001 for each Fund is as follows:

  FUND                               APPRECIATION   (DEPRECIATION)         NET            COST
--------------------------------------------------------------------------------------------------
Money Market Fund                    $        --      $       --     $          --     $19,684,975
Equity Fund                           15,034,636      (6,108,756)        8,925,880      70,952,455
Growth and Income Fund                 1,749,073      (1,069,666)          679,407       9,789,792
Small Company Growth Fund                754,430        (644,468)          109,962       4,777,468
Columbia Real Estate Equity Fund II      120,169          (6,810)          113,359         998,234
Asset Allocation Fund                 11,172,429      (5,933,346)        5,239,083      71,693,981
High Quality Bond Fund                   533,059         (66,844)          466,215      19,104,243
Columbia High Yield Fund II               59,175         (19,577)           39,598       2,347,562

7. LINE OF CREDIT

    Each Fund (except the Money Market Fund) and other affiliated funds participate in a $150 million unsecured line of credit pursuant to a credit agreement dated as of December 29, 1999. Borrowings may be made under the credit agreement only for temporary or emergency purposes, such as repurchase or redemption of shares of the Funds. Interest is charged to each Fund based on its borrowings. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the Funds and the other participating funds at the end of each calendar quarter.

8. CAPITAL LOSS CARRYFORWARDS

    At December 31, 2001, the Funds had capital loss carryforwards as follows:

   FUND                      AMOUNT             EXPIRATION
  -----                  --------------       --------------
Money Market Fund         $         25              2002
                                    29              2003
Equity Fund                  2,908,429              2009
Growth and Income Fund          25,237              2009
Small Company Growth Fund      375,790              2009
Asset Allocation Fund          936,821              2009
High Quality Bond Fund         214,055              2008
Columbia High Yield Fund II     33,837              2007
                                59,785              2008
                               150,572              2009

9. POST OCTOBER LOSSES

    Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2001, the following Funds elected to defer losses between November 1, 2001 and December 31, 2001:

  FUND                                      POST OCTOBER LOSSES
---------------------------------------------------------------
Equity Fund                                  $ 1,105,692
Small Company Growth Fund                          2,797
Columbia Real Estate Equity Fund II               18,005

10.  RECLASSIFICATION OF ACCOUNTS

    During the year ended December 31, 2001, reclassifications have been made in each Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to organizational costs, REITs, differences in the treatment of net operating losses, paydown reclassifications, market discount reclassifications and certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the Financial Highlights excludes these adjustments.

NOTES TO FINANCIAL STATEMENTS

                                       UNDISTRIBUTED
                                     (OVERDISTRIBUTED)    ACCUMULATED
                                      NET INVESTMENT     NET REALIZED
FUND                PAID-IN CAPITAL       INCOME          GAIN (LOSS)
----                ---------------  ----------------    ------------
Equity Fund           $      --        $     (411)       $      411
Growth and Income
   Fund                 (10,033)           10,034                (1)
Small Company Growth
   Fund                 (51,521)           51,527                (6)
Columbia Real Estate
   Equity Fund II        (5,485)           (9,068)           14,553
Asset Allocation Fund        --           259,365          (259,365)
High Quality Bond
   Fund                      --           109,604          (109,604)
Columbia High Yield
   Fund II               (2,208)           (9,988)           12,196



11.  DISTRIBUTIONS TO SHAREHOLDERS

    The tax character of distributions paid during 2001 and 2000 was as follows:

                                        DISTRIBUTIONS PAID FROM IN 2001                DISTRIBUTIONS PAID FROM IN 200O
                                        -------------------------------                -------------------------------
                                       ORDINARY              LONG-TERM               ORDINARY                 LONG-TERM
  FUND                                  INCOME             CAPITAL GAINS              INCOME                CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------
Money Market Fund                    $   716,249            $       --            $   1,048,252              $       --
Equity Fund                                   --             1,098,486                1,789,424                9,501,986
Growth and Income Fund                    15,921                    --                   28,629                  199,179
Small Company Growth Fund                     --                    --                  187,075                  299,874
Columbia Real Estate Equity Fund II       32,117                    --                   44,051                       --
Asset Allocation Fund                  1,971,029               720,864                2,510,146                1,939,729
High Quality Bond Fund                 1,161,203                    --                1,344,050                      --
Columbia High Yield Fund II              151,752                   --                   169,078                       --

    There are no significant differences between distributions to shareholders shown in the Statement of Changes in Net Assets and tax basis distributions shown above.

    As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                     CAPITAL LOSS     UNDISTRIBUTED           UNDISTRIBUTED      UNREALIZED
  FUND                               CARRYFORWARD    ORDINARY INCOME          LONG-TERM GAIN    APPRECIATION
------------------------------------------------------------------------------------------------------------
Money Market Fund                    $       (54)      $      244             $          --      $        --
Equity Fund                           (2,908,429)           1,663                        --        8,925,880
Growth and Income Fund                   (25,237)              --                        --          679,407
Small Company Growth Fund               (375,790)              --                        --          109,962
Columbia Real Estate Equity Fund II           --               --                        --          113,359
Asset Allocation Fund                   (936,821)              --                        --        5,239,083
High Quality Bond Fund                  (214,055)          24,347                        --          466,215
Columbia High Yield Fund II             (244,194)          11,297                        --           39,598

NOTES TO FINANCIAL STATEMENTS


12.  FEDERAL TAX INFORMATION (UNAUDITED)

    During the fiscal year ended December 31, 2001, the following Funds made distributions from long-term capital gains:

             FUND         LONG TERM CAPITAL GAINS PAID
            ------         -------------------------
           Equity Fund              $1,098,486
           Asset Allocation Fund     720,864



    Of the ordinary income (including short-term capital gain) distributions made by the Growth and Income Fund, Columbia Real Estate Fund II and Asset Allocation Fund, during the fiscal year ended December 31, 2001, 100%, 100% and 15.50%, respectively, qualify for the dividends received deduction available to corporate shareholders.



13.  TRUSTEES AND OFFICERS INFORMATION (UNAUDITED)

    The business and affairs of the Funds are managed under the direction of Galaxy VIP's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. Information pertaining to the trustees and officers of Galaxy VIP is set forth below. Trustees who are not deemed to be "interested persons" of Galaxy VIP as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of Galaxy VIP are referred to as "Interested Trustees." Galaxy VIP's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling Galaxy VIP toll-free at 1-877-289-4542.

                                                                                         NUMBER OF
                                           TERM                                        PORTFOLIOS IN
                                         OF OFFICE                                     FUND COMPLEX3
NAME, ADDRESS       POSITION(S) HELD   AND LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN         OTHER DIRECTORSHIPS
AND AGE1             WITH GALAXY VIP   TIME SERVED2           DURING PAST 5 YEARS       BY TRUSTEE         HELD BY TRUSTEE4
------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT
TRUSTEES

Dwight E. Vicks, Jr.   Chairman &         5/27/92      Chairman & Director, Vicks           53       Director, Utica First
Age 68                   Trustee                       Lithograph & Printing                         Insurance Company;
                                                       Corporation (book                             Trustee, Savings Bank of
                                                       manufacturing and                             Utica; Director, Monitor Life
                                                       commercial printing).                         Insurance Company; Director,
                                                                                                     Commercial Travelers Mutual
                                                                                                     Insurance Company.

Louis DeThomasis         Trustee          5/27/92      President, Saint Mary's              53       Trustee, Religious
Age 61                                                 University of Minnesota.                      Communities Trust.

Kenneth A. Froot         Trustee         12/05/00      Professor of Finance,                53       None
Age 44                                                 Harvard University.

James M. Seed            Trustee          5/27/92      President, The Astra Ventures,       53       Chairman and Director,
Age 60                                                 Incorporated (oil and gas                     Fischer-Watt Gold Co.
                                                       exploration; private equity).

INTERESTED TRUSTEES

John T. O'Neill5        Trustee,          5/27/92      Private Investor; Executive          53       None
Age 57                 President &                     Vice President and Chief
                        Treasurer                      Financial Officer, Hasbro, Inc.
                                                       (toy and game manufacturer)
                                                       until December 1999.

NOTES TO FINANCIAL STATEMENTS


                                                                                         NUMBER OF
                                           TERM                                        PORTFOLIOS IN
                                         OF OFFICE                                     FUND COMPLEX3
NAME, ADDRESS       POSITION(S) HELD   AND LENGTH OF        PRINCIPAL OCCUPATION(S)      OVERSEEN         OTHER DIRECTORSHIPS
AND AGE1             WITH GALAXY VIP   TIME SERVED2           DURING PAST 5 YEARS       BY TRUSTEE         HELD BY TRUSTEE4
-----------------------------------------------------------------------------------------------------------------------------

OFFICERS

William Greilich6         Vice            9/10/98      Vice President and Division          N/A                   N/A
PFPC Inc.               President                      Manager, PFPC Inc., 1996 to
4400 Computer Drive                                    present; Vice President,
Westborough, MA                                        PFPC Inc., 1991-1996.
01581-5108
Age 47

W. Bruce McConnel6      Secretary         5/28/92      Partner of the law firm              N/A                   N/A
One Logan Square                                       Drinker Biddle & Reath LLP,
18th & Cherry Streets                                  Philadelphia, Pennsylvania.
Philadelphia, PA 19103
Age 58

Gregory Sackos6         Assistant         9/06/01      Director, Fund Accounting            N/A                   N/A
PFPC Inc.               Secretary                      and Administration, PFPC Inc.,
4400 Computer Drive                                    1998 to present; Second Vice
Westborough, MA                                        President, Chase Global
01581-5108                                             Financial Services, 1996-1998.
Age 37

--------------------------------------------------------------------------------
1 Each trustee may be contacted by writing to the trustee, c/o The Galaxy VIP Fund, 4400 Computer Drive, Westborough, Massachusetts 01581-5108,
       Attn: William Greilich.
2      Each trustee holds offices for an indefinite term until the earliest of:
       (a) the election of his successor; (b) the date a trustee dies, resigns or is removed or adjudged incompetent by the Board of Trustees in accordance with Galaxy VIP's Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder approval) at the end of the calendar year during which the trustee attains the age of 70 years (75 years with respect to each current trustee except Mr. Froot); or (d) Galaxy VIP terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with Galaxy VIP's Code of Regulations; or (c) Galaxy VIP terminates.
3 The "Fund Complex" consists of all registered investment companies for which FIA, Columbia or any of their affiliates serves as investment advisor. In addition to Galaxy VIP (8 portfolios), each trustee also serves as a trustee of The Galaxy Fund (40 portfolios) and Galaxy Fund II (5 portfolios). In addition to Galaxy VIP, Mr. Vicks and Mr. O'Neill serve as Chairman and President and Treasurer, respectively, of The Galaxy Fund and Galaxy Fund II.
4 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
5 Mr. O'Neill is considered to be an Interested Trustee because (i) he owns securities issued by FleetBoston Financial Corporation and (ii) he serves as an officer of Galaxy VIP.
6 Mr. Greilich, Mr. McConnel and Mr. Sackos also serve as Vice President, Secretary and Assistant Secretary, respectively, of The Galaxy Fund and Galaxy Fund II.

     REPORT OF ERNST & YOUNG LLP,
     INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of The Galaxy VIP Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Galaxy VIP Fund (comprising, respectively, the Money Market Fund, Equity Fund, Growth & Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II portfolios) as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1998 were audited by other auditors whose report dated February 12, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting The Galaxy VIP Fund at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ ERNST & YOUNG LLP


Boston, Massachusetts
February 8, 2002

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

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


[Graphic Omitted - Galaxy Funds Logo]
4400 Computer Drive
P.O. Box 5108
Westborough, MA 01581-5108


   PRESORTED
   STANDARD
   POSTAGE PAID
   PERMIT NO. 105
   NORTH READING, MA

(12/01) Date of first use: March 1, 2002                               GVAVIPEAR